Exhibit 99.1 Goldman Sachs Investor Day January 29, 2020 Exhibit 99.1 Goldman Sachs Investor Day January 29, 2020

0.53.95 Today’s Presenters 110.147.190 32.101.124 106.165.191 63.174.191 Beth Hammack Eric Lane Karen Seymour Stephen Scherr Jim Esposito Gregg Lemkau Heather Miner Marco Argenti Carey Halio 32.152.193 0.129.198 81.112.181 35.199.186 Stephanie Cohen Julian Salisbury David Solomon Sarah Smith Tim O’Neill Sheara Fredman John Waldron Asahi Pompey Richard Gnodde 122.104.172 Amy Hong Ashok Varadhan Rajashree Datta Liz Martin John Goldstein Margaret Anadu Ezra Nahum Brian Lee 1 1 0.53.95 Today’s Presenters 110.147.190 32.101.124 106.165.191 63.174.191 Beth Hammack Eric Lane Karen Seymour Stephen Scherr Jim Esposito Gregg Lemkau Heather Miner Marco Argenti Carey Halio 32.152.193 0.129.198 81.112.181 35.199.186 Stephanie Cohen Julian Salisbury David Solomon Sarah Smith Tim O’Neill Sheara Fredman John Waldron Asahi Pompey Richard Gnodde 122.104.172 Amy Hong Ashok Varadhan Rajashree Datta Liz Martin John Goldstein Margaret Anadu Ezra Nahum Brian Lee 1 1

Investor Day Agenda

7:30 AM	BREAKFAST & REGISTRATION	
8:00 AM	Welcome Remarks	Heather Miner, Head of Investor Relations
	Strategic Roadmap and Goals	David Solomon, Chairman & CEO
	Executing our Strategy	John Waldron, President & COO
	Financial Roadmap	Stephen Scherr, CFO
	BREAK	
10:00 AM	Investment Banking	Gregg Lemkau
	Global Markets	James Esposito and Ashok Varadhan
	Asset Management	Tim O'Neill and Julian Salisbury
	Consumer & Wealth Management	Eric Lane
12:15 PM	LUNCH (SKY LOBBY)	
1:15 PM	International Strategy	Richard Gnodde
	Innovation	Marco Argenti and Stephanie Cohen
	A Conversation with David Solomon	David Solomon
2:50 PM	Fixed Income Investor Relations	
	The Future of Market Structure	
3:30 PM	Risk Management	
	Sustainability	
4:00 PM	RECEPTION WITH MANAGEMENT	

2

Our Strategic Direction David Solomon Chairman and Chief Executive Officer January 29, 2020Our Strategic Direction David Solomon Chairman and Chief Executive Officer January 29, 2020

Who We Are 1 1Who We Are 1 1

O U R P U R P O S E We advance sustainable economic growth and financial opportunity 2 2O U R P U R P O S E We advance sustainable economic growth and financial opportunity 2 2

Drawing on over 150 years of experience working with the world’s leading businesses, entrepreneurs and institutions, we mobilize our people, culture, technologies and ideas to advance the success of our clients, broaden individual prosperity and accelerate economic progress for all 3 3Drawing on over 150 years of experience working with the world’s leading businesses, entrepreneurs and institutions, we mobilize our people, culture, technologies and ideas to advance the success of our clients, broaden individual prosperity and accelerate economic progress for all 3 3

Successfully delivering on our purpose will drive shareholder returns 4 4Successfully delivering on our purpose will drive shareholder returns 4 4

Our Core Values Partnership Our core values have endured Client Service for 150 years, driven by Integrity a spirit of partnership Excellence 5 5Our Core Values Partnership Our core values have endured Client Service for 150 years, driven by Integrity a spirit of partnership Excellence 5 5

Our Competitive Advantages Global Presence Deep Client Relationships Exceptional Talent Poised to execute from a position of strength Innovation World-Class Brand Risk Management 6 6Our Competitive Advantages Global Presence Deep Client Relationships Exceptional Talent Poised to execute from a position of strength Innovation World-Class Brand Risk Management 6 6

Our Evolution Transparent Purpose Open Core Values Dynamic Competitive Advantages Long-term 7 7Our Evolution Transparent Purpose Open Core Values Dynamic Competitive Advantages Long-term 7 7

Our Client Focus: Deliver One Goldman Sachs Asset Management Corporations and Governments Global Investment Institutions Markets Banking Consumer Individuals & Wealth Management 8 8Our Client Focus: Deliver One Goldman Sachs Asset Management Corporations and Governments Global Investment Institutions Markets Banking Consumer Individuals & Wealth Management 8 8

Where We Are Going 9 9Where We Are Going 9 9

An Era of Transformation and Opportunity Corporate Digitization Consumerization Global Complexity Stewardship 10 10An Era of Transformation and Opportunity Corporate Digitization Consumerization Global Complexity Stewardship 10 10

A New Operating Approach Client-Centric Longer Term Investing Enhanced Organizational Operating for Growth Accountability Structure Focus Multi-year Improving existing Delivering Transparency financial planning businesses and building One Goldman Sachs and performance targets process new businesses 11 11A New Operating Approach Client-Centric Longer Term Investing Enhanced Organizational Operating for Growth Accountability Structure Focus Multi-year Improving existing Delivering Transparency financial planning businesses and building One Goldman Sachs and performance targets process new businesses 11 11

Clear Strategic Direction Grow and Strengthen Diversify our Products Operate More Existing and Services Efficiently Businesses Higher More Higher Wallet Share Durable Earnings Margins and Returns 12 12Clear Strategic Direction Grow and Strengthen Diversify our Products Operate More Existing and Services Efficiently Businesses Higher More Higher Wallet Share Durable Earnings Margins and Returns 12 12

Strong Foundation Asset Investment Management Banking Global Consumer & Markets Wealth Management 13 13Strong Foundation Asset Investment Management Banking Global Consumer & Markets Wealth Management 13 13

Strengthening Our Core Asset Investment Management Banking Deepen Partnerships with Asset Allocators Expand Footprint Global Consumer & Markets Wealth Management Enhance Platforms | Increase Financing Grow Wealth Management 14 14Strengthening Our Core Asset Investment Management Banking Deepen Partnerships with Asset Allocators Expand Footprint Global Consumer & Markets Wealth Management Enhance Platforms | Increase Financing Grow Wealth Management 14 14

Evaluating Opportunities for Growth Strategic Criteria Financial Criteria Produce more durable revenues Address a client need Capitalize on our foundational Improve capital efficiency advantages Leverage adjacencies to incumbent Enhance our funding profile businesses Driving a more durable and higher returning business mix 15 15Evaluating Opportunities for Growth Strategic Criteria Financial Criteria Produce more durable revenues Address a client need Capitalize on our foundational Improve capital efficiency advantages Leverage adjacencies to incumbent Enhance our funding profile businesses Driving a more durable and higher returning business mix 15 15

Four Areas of Focus Transaction Third Party Digital Wealth Banking Alternatives Consumer Bank Management 16 16Four Areas of Focus Transaction Third Party Digital Wealth Banking Alternatives Consumer Bank Management 16 16

Leveraging Adjacencies to Expand Our Addressable Market Third Party Alternatives Transaction Banking Wealth Management Asset Investment Management Banking Digital Consumer Global Consumer & Bank Markets Wealth Management 17 17Leveraging Adjacencies to Expand Our Addressable Market Third Party Alternatives Transaction Banking Wealth Management Asset Investment Management Banking Digital Consumer Global Consumer & Bank Markets Wealth Management 17 17

A Commitment to Driving Value 1 Medium-term Financial Targets ROE / ROTE Efficiency Ratio CET1 Ratio >13% / >14% ~60% 13-13.5% New business growth positions Goldman Sachs to generate 2 mid-teens or higher returns over longer-term 18 18A Commitment to Driving Value 1 Medium-term Financial Targets ROE / ROTE Efficiency Ratio CET1 Ratio >13% / >14% ~60% 13-13.5% New business growth positions Goldman Sachs to generate 2 mid-teens or higher returns over longer-term 18 18

Why We Will Be Successful 19 19Why We Will Be Successful 19 19

Our People are our Greatest Asset #1 85K+ Campus applications Most attractive bank employer Aspirational 1 2 among business students for 2,600 positions for Campus Recruits 66% #7 Of the 2019 Managing Director Most attractive employer among class started as analysts 1 business students or associates Invested Attractive 1 of 10 21K (57%) in our People to Experienced Talent Companies listed every year on Fortune’s Employees received leadership 100 Best Companies to Work For List, development in 2019 since its inception 22 years ago 20 20Our People are our Greatest Asset #1 85K+ Campus applications Most attractive bank employer Aspirational 1 2 among business students for 2,600 positions for Campus Recruits 66% #7 Of the 2019 Managing Director Most attractive employer among class started as analysts 1 business students or associates Invested Attractive 1 of 10 21K (57%) in our People to Experienced Talent Companies listed every year on Fortune’s Employees received leadership 100 Best Companies to Work For List, development in 2019 since its inception 22 years ago 20 20

0.53.95 Diversity is a Strategic Imperative 110.147.190 32.101.124 44% 49% 40% 106.165.191 2019: Our Most Diverse Campus Analyst Class 63.174.191 49% 63% 2017 2018 2019 Women Asian /Black/ 32.152.193 Hispanic/Latino Campus Recruiting | Women Hires Trend 0.129.198 Our clients care about the 29% 25% 2019: Our Most Diverse 24% 81.112.181 diversity of our organization and Managing Director Class 29% 32% 35.199.186 our efforts to advance diversity 2015 2017 2019 Women Asian /Black/ Hispanic/Latino Managing Director Promotes | Women Promotes Trend 122.104.172 23% 26% 2018: Our Most Diverse 14% Partner Class 26% 26% 2014 2016 2018 Women Asian /Black/ Hispanic/Latino Partner Promotes | Women Promotes Trend 21 21 0.53.95 Diversity is a Strategic Imperative 110.147.190 32.101.124 44% 49% 40% 106.165.191 2019: Our Most Diverse Campus Analyst Class 63.174.191 49% 63% 2017 2018 2019 Women Asian /Black/ 32.152.193 Hispanic/Latino Campus Recruiting | Women Hires Trend 0.129.198 Our clients care about the 29% 25% 2019: Our Most Diverse 24% 81.112.181 diversity of our organization and Managing Director Class 29% 32% 35.199.186 our efforts to advance diversity 2015 2017 2019 Women Asian /Black/ Hispanic/Latino Managing Director Promotes | Women Promotes Trend 122.104.172 23% 26% 2018: Our Most Diverse 14% Partner Class 26% 26% 2014 2016 2018 Women Asian /Black/ Hispanic/Latino Partner Promotes | Women Promotes Trend 21 21

Risk Management


Culture of Risk Management
Goldman Sachs
Process and Structural Oversight
Continuous Improvement

EVOLVING RISK PROFILE

Reputational

Consumer Credit

Cybersecurity

Geopolitical

22

Track Record of Change and Innovation


1960s
Debt & Equity U/W[1]
Market Making
1980s
Alternatives
UHNW[2] Wealth
Commodities
M&A Advisory[3]
Debt & Equity U/W
Market Making
2000s
Financial Counseling
Alternatives
UHNW Wealth
Commodities
M&A Advisory
Debt & Equity U/W
Market Making
2010s
Consumer Banking
Financial Counseling
Alternatives
UHNW Wealth
Commodities
M&A Advisory
Debt & Equity U/W
Market Making
Current
Credit Card
Digital Wealth
Consumer Banking
Financial Counseling
Alternatives
UHNW Wealth
Commodities
M&A Advisory
Debt & Equity U/W
Market Making
2020s
Banking-as-a-Service
Transaction Banking
Credit Card
Digital Wealth
Consumer Banking
Financial Counseling
Alternatives
UHNW Wealth
Commodities
M&A Advisory
Debt & Equity U/W
Market Making

23

Clear Strategic Direction Diversify Our Products Operate More Grow and Strengthen Existing Businesses and Services Efficiently Expand our global footprint: Increase organizational and Investment Banking, Global Markets, Build Transaction Banking process efficiency Ultra High Net Worth Remix to lower cost Increase financing activities Grow third party Alternatives deposit funding Scale digital Consumer Banking, Grow asset management Optimize capital footprint High Net Worth and Mass Affluent Higher Margins Higher Wallet More Durable Share Earnings and Returns 24 24Clear Strategic Direction Diversify Our Products Operate More Grow and Strengthen Existing Businesses and Services Efficiently Expand our global footprint: Increase organizational and Investment Banking, Global Markets, Build Transaction Banking process efficiency Ultra High Net Worth Remix to lower cost Increase financing activities Grow third party Alternatives deposit funding Scale digital Consumer Banking, Grow asset management Optimize capital footprint High Net Worth and Mass Affluent Higher Margins Higher Wallet More Durable Share Earnings and Returns 24 24

Our Strategic Direction David Solomon Chairman and Chief Executive OfficerOur Strategic Direction David Solomon Chairman and Chief Executive Officer

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 18: 1. Medium-term refers to 3 year time horizon 2. Longer-term refers to 5+ year time horizon Slide 20: 1. Source: Universum 2019 2. For incoming 2020 class Slide 23: 1. U/W refers to underwriting 2. UHNW refers to ultra-high-net-worth clients (currently defined as >$10mm in investable assets) 3. M&A refers to mergers and acquisitions 26 26End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 18: 1. Medium-term refers to 3 year time horizon 2. Longer-term refers to 5+ year time horizon Slide 20: 1. Source: Universum 2019 2. For incoming 2020 class Slide 23: 1. U/W refers to underwriting 2. UHNW refers to ultra-high-net-worth clients (currently defined as >$10mm in investable assets) 3. M&A refers to mergers and acquisitions 26 26

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 27 27Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 27 27

Executing Our Strategy John Waldron President and Chief Operating Officer January 29, 2020Executing Our Strategy John Waldron President and Chief Operating Officer January 29, 2020

Executing Our Strategy Operating Approach Investing Operating Execution in the for Growth Efficiency Core Franchise Brand ● One Goldman Sachs ● Engineering ● Talent 1Executing Our Strategy Operating Approach Investing Operating Execution in the for Growth Efficiency Core Franchise Brand ● One Goldman Sachs ● Engineering ● Talent 1

Investment Banking

Narrow Wallet Share Gaps	
Expand Client Footprint	
Source Firmwide Opportunities	
Invest in Talent	

MEASURING OUR PROGRESS

- Top 3 M&A and Equity ranking in every subsector globally
- #1 in IB fees
- Relationship status improvement
- #1 in M&A Market Share
- Narrow ECM and DCM wallet share gaps
- #1 in Equity Market Share
- Coverage of >1,700 new corporates
- Top 4 Debt Market Share
- Track sourcing of investment opportunities

2

Global Markets

MEASURING OUR PROGRESS

Priority	Measures	
Deepen Relationships with Institutional Clients	▪ Top 3 position with Top 100 clients	▪ $700mm OpEx reduction in 3 years
Increase Client Financing	▪ Increasing FICC financing revenues	▪ $250mm funding cost savings in 3 years
Deploy Technology to Improve Client Experience	▪ Narrow Systematic/Quant wallet share gap	▪ ROE expansion from 7% to 10%+ in 3 years
Enhance Corporate Offerings	▪ Measure utilization of key platforms	
Optimize Resource Utilization		

3

Asset Management

- Partner with Asset Allocators
- Deliver Holistic Solutions
- Innovate to Serve Client Needs
- Invest in Institutional Sales Force

MEASURING OUR PROGRESS

- Consistent strong investment performance
- Organic long-term fee-based AUS growth
- Morningstar rankings
- Advisory / outsourced CIO revenues
- Measure quality of institutional client relationships
- +$250bn of firmwide Traditional AUS inflows in 5 years

4

Consumer & Wealth Management

MEASURING OUR PROGRESS

Organic Advisor Growth in Americas

Source Experienced PWA Hires in EMEA / APAC

Increase Lending to Private Wealth Clients

- +20% Advisor headcount in Americas
- +50% Advisor headcount in EMEA / APAC
- Measure Advisor productivity
- PWM lending penetration
- UHNW market share
- C&WM margin to 20%+ at scale

5

Investing for Growth: Four Areas of Focus Transaction Third Party Digital Wealth Banking Alternatives Consumer Bank Management 6Investing for Growth: Four Areas of Focus Transaction Third Party Digital Wealth Banking Alternatives Consumer Bank Management 6

Build Transaction Banking

5+ Year Opportunity

$50bn
Deposit Balances

$1bn
in Revenues

Strong Client Value Proposition

- Analytics and actionable insights
- Fast and easy onboarding
- Modern tools and simple processes
- Scalable client customization

Progress and Forward Plan

- Built 350 Person Team
- Processed >$3tn for Goldman Sachs in 5 Currencies
- Opened Deposit Accounts with over 25 Clients
- Full Platform Launch – 1H 2020

7

Grow Third Party Alternatives

5-Year Opportunity

$100bn
Alternative Net Inflows[1]

$4bn
Capital Reduction[2]

Strong Client Value Proposition

- Global multi-asset class franchise
- Unique sourcing capabilities
- Experienced investment team
- Strong long-term track record

Progress and Forward Plan

- Unified 5 Investing Platforms
- Established Investing Teams Across Asset Classes
- Created Alternatives Capital Markets + Strategy Group
- Optimizing Capital Efficiency

8

Scale Digital Consumer Banking 5-Year Opportunity Strong Client Value Proposition Progress and Forward Plan Building products that are: Launched Marcus Deposits, Grow to Lending and Apple Card Simple $125bn+ Consumer Building Integrated Digital Bank Transparent Deposit Balances and Wealth Platform Valuable Growing Deposits, Lending Grow to and Card Balances Personal $20bn+ Consumer Pursue Additional Products Loan/Card Balances Secure and Partnership Opportunities 9Scale Digital Consumer Banking 5-Year Opportunity Strong Client Value Proposition Progress and Forward Plan Building products that are: Launched Marcus Deposits, Grow to Lending and Apple Card Simple $125bn+ Consumer Building Integrated Digital Bank Transparent Deposit Balances and Wealth Platform Valuable Growing Deposits, Lending Grow to and Card Balances Personal $20bn+ Consumer Pursue Additional Products Loan/Card Balances Secure and Partnership Opportunities 9

Expand Wealth Offering 5-Year Opportunity Strong Client Value Proposition Progress and Forward Plan Complete Integration of Advice-driven solutions United Capital 30 Corporate clients Drive Synergies Between added annually Innovative digital capabilities Ayco and United Capital Launch New Marcus Products Holistic offering 300k Employees added annually Increase Digital Utilization Tailored to client needs 10Expand Wealth Offering 5-Year Opportunity Strong Client Value Proposition Progress and Forward Plan Complete Integration of Advice-driven solutions United Capital 30 Corporate clients Drive Synergies Between added annually Innovative digital capabilities Ayco and United Capital Launch New Marcus Products Holistic offering 300k Employees added annually Increase Digital Utilization Tailored to client needs 10

Deep Global Network of Client Relationships

~$37bn Firmwide Revenues	~100 Offices Globally	~38k Employees Globally
~$15bn International Revenues[1]	~40 International Offices[1]	~18k International Employees[1]

Execution Priorities

Grow PWM Advisors	Grow IB Corporate Footprint
Close Institutional Investor Wallet Share Gaps	China 5-Year Plan

11

Track Record of Building Businesses Debt Underwriting Asset and Wealth Management Net Revenues ($bn) Firmwide AUS ($bn) $1,859 +84% $2.1 +6.5x $1.2 $285 2011 2019 1 Ranking 4Q99 4Q19 2011 2019 2 Ranking High Yield 6 2 4Q99 Current Institutional Loans Not Ranked Top 10 2 5 12Track Record of Building Businesses Debt Underwriting Asset and Wealth Management Net Revenues ($bn) Firmwide AUS ($bn) $1,859 +84% $2.1 +6.5x $1.2 $285 2011 2019 1 Ranking 4Q99 4Q19 2011 2019 2 Ranking High Yield 6 2 4Q99 Current Institutional Loans Not Ranked Top 10 2 5 12

$1.3bn Run-rate Expense Savings in 3 Years Drives Capacity for Investment Investment in Automation and Infrastructure • Digital transformation Integrated Streamlined Organization • Straight-through- Expense Management processing • Pyramid evolution • Strategic technology • Platform consolidation capabilities • Business alignment of 7,500 engineering and • Improved governance operations individuals and transparency • Embed organizational Real Estate Strategy • Holistic financial planning design capabilities • Strategic locations • Campus consolidation 13$1.3bn Run-rate Expense Savings in 3 Years Drives Capacity for Investment Investment in Automation and Infrastructure • Digital transformation Integrated Streamlined Organization • Straight-through- Expense Management processing • Pyramid evolution • Strategic technology • Platform consolidation capabilities • Business alignment of 7,500 engineering and • Improved governance operations individuals and transparency • Embed organizational Real Estate Strategy • Holistic financial planning design capabilities • Strategic locations • Campus consolidation 13

One Goldman Sachs Global Markets Client-centricity drives everything we do – from Asset Investment Management Banking organizational structure to talent deployment Consumer & Wealth Management 14One Goldman Sachs Global Markets Client-centricity drives everything we do – from Asset Investment Management Banking organizational structure to talent deployment Consumer & Wealth Management 14

One Goldman Sachs

Initial Phase			Forward Plan
~30 Identified key clients with complex needs	**>200** Dedicated Goldman Sachs professionals	**97%** Positive client feedback	**>100** Clients in expansion plan

15

One Goldman Sachs § Increasing collaboration Client § Institutionalizing incentives Coverage § Leveraging sourcing network § Best-in-class intellectual capital Thought § Curated content Leadership § Dedicated senior leadership § Digital delivery channels Digital § Unified platform experience Client Experience § Harmonized client analytics 16One Goldman Sachs § Increasing collaboration Client § Institutionalizing incentives Coverage § Leveraging sourcing network § Best-in-class intellectual capital Thought § Curated content Leadership § Dedicated senior leadership § Digital delivery channels Digital § Unified platform experience Client Experience § Harmonized client analytics 16

Engineering Core to Execution Strategy

Investing for Growth

- Build, scale and operate new platform businesses
- Develop and extend differentiated services via API[1] ecosystem
- Shape and enable One Goldman Sachs capabilities
- Ignite the innovative capacity of our people

Run the Bank

- Enhance foundational shared services
- Promote secure, flexible and resilient infrastructure
- Drive platform simplification



Investing for Growth
~47%
$4bn
2019
Engineering Spend
~53%
Run the Bank

Metrics	Platform Engagement ● Resiliency ● APIs ● Productivity ● Cloud Usage

17

0.53.95 Enhancing Our World-Class Engineering Team 110.147.190 32.101.124 106.165.191 63.174.191 40% >80% of Engineers have PhDs or Advanced 32.152.193 1 Acceptance rate for full-time offers Degrees 0.129.198 81.112.181 Successfully hired Co-CIO 35.199.186 and CTO 122.104.172 9K+ Growing Cutting-Edge Engineering Engineers employed at Capabilities to Better Serve Clients 2 Goldman Sachs 18 0.53.95 Enhancing Our World-Class Engineering Team 110.147.190 32.101.124 106.165.191 63.174.191 40% >80% of Engineers have PhDs or Advanced 32.152.193 1 Acceptance rate for full-time offers Degrees 0.129.198 81.112.181 Successfully hired Co-CIO 35.199.186 and CTO 122.104.172 9K+ Growing Cutting-Edge Engineering Engineers employed at Capabilities to Better Serve Clients 2 Goldman Sachs 18

Incentives Align to Long-Term Shareholder Value Management Committee Increased use of performance-based equity Partnership Long-term compensation closely tied to performance One Goldman Sachs Incentivizing a client-centric and collaborative culture Firmwide Pay-for-performance philosophy with long-term orientation 19Incentives Align to Long-Term Shareholder Value Management Committee Increased use of performance-based equity Partnership Long-term compensation closely tied to performance One Goldman Sachs Incentivizing a client-centric and collaborative culture Firmwide Pay-for-performance philosophy with long-term orientation 19

Executing Our Strategy Operating Approach Investing Operating Execution in the for Growth Efficiency Core Franchise Brand ● One Goldman Sachs ● Engineering ● Talent 20Executing Our Strategy Operating Approach Investing Operating Execution in the for Growth Efficiency Core Franchise Brand ● One Goldman Sachs ● Engineering ● Talent 20

Executing Our Strategy John Waldron President and Chief Operating Officer January 29, 2020Executing Our Strategy John Waldron President and Chief Operating Officer January 29, 2020

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 8: 1. Growth shown net of realizations 2. Capital efficiencies across Alternatives in Asset Management Slide 11: 1. Excludes the US and Canada from total international figures Slide 12: 1. High Yield per Dealogic, Institutional Loans per Bloomberg 2. Data as of 3Q19. Competitor data compiled from publicly available Quarterly Earnings Releases and Supplements, eVestment database and Morningstar Direct. Where product classification (e.g. fixed income vs. alternatives) and portfolio management style (passive vs. active) were not explicit in competitors’ publicly available data, GS applied certain assumptions for purposes of making comparisons. Peer population represents key competitors tracked internally by product classification and portfolio management style Slide 17: 1. Application programming interface Slide 18: 1. Refers to acceptance rate for 2020 full-time positions as of January 2020 2. Includes Engineers and Strats 22 End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 8: 1. Growth shown net of realizations 2. Capital efficiencies across Alternatives in Asset Management Slide 11: 1. Excludes the US and Canada from total international figures Slide 12: 1. High Yield per Dealogic, Institutional Loans per Bloomberg 2. Data as of 3Q19. Competitor data compiled from publicly available Quarterly Earnings Releases and Supplements, eVestment database and Morningstar Direct. Where product classification (e.g. fixed income vs. alternatives) and portfolio management style (passive vs. active) were not explicit in competitors’ publicly available data, GS applied certain assumptions for purposes of making comparisons. Peer population represents key competitors tracked internally by product classification and portfolio management style Slide 17: 1. Application programming interface Slide 18: 1. Refers to acceptance rate for 2020 full-time positions as of January 2020 2. Includes Engineers and Strats 22

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 23Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 23

Financial Roadmap Stephen Scherr Chief Financial Officer January 29, 2020 Financial Roadmap Stephen Scherr Chief Financial Officer January 29, 2020

Agenda 1 Targets 2 Drivers of Improved Profitability § Revenue expansion opportunities § Funding optimization § Expense management § Dynamic capital management 3 Key Takeaways 1 1 Agenda 1 Targets 2 Drivers of Improved Profitability § Revenue expansion opportunities § Funding optimization § Expense management § Dynamic capital management 3 Key Takeaways 1 1

A Commitment to Driving Value 1 Medium-term Financial Targets ROE / ROTE Efficiency Ratio CET1 Ratio >13% / >14% ~60% 13-13.5% New business growth positions Goldman Sachs to generate 2 mid-teens or higher returns over longer-term 2 2 A Commitment to Driving Value 1 Medium-term Financial Targets ROE / ROTE Efficiency Ratio CET1 Ratio >13% / >14% ~60% 13-13.5% New business growth positions Goldman Sachs to generate 2 mid-teens or higher returns over longer-term 2 2

Drivers of Improved Profitability >14% ROTE ~125bps ~75bps >13% ~50bps 10.6% ~75bps 1 ROTE 10.0% 2019 Litigation Business Funding Expense Medium-term A B C ROE and Tax Activity Optimization Efficiencies ROE 13.3% CET1 Ratio 13-13.5% D Efficiency Ratio 68.1% ~60% 3 3 Drivers of Improved Profitability >14% ROTE ~125bps ~75bps >13% ~50bps 10.6% ~75bps 1 ROTE 10.0% 2019 Litigation Business Funding Expense Medium-term A B C ROE and Tax Activity Optimization Efficiencies ROE 13.3% CET1 Ratio 13-13.5% D Efficiency Ratio 68.1% ~60% 3 3

Clear Strategic Direction Will Drive Business Growth Operate More Diversify Our Products Grow and Strengthen Efficiently and Services Existing Businesses Expand our global footprint: Increase organizational and Build Transaction Banking Investment Banking, Global Markets, process efficiency Ultra High Net Worth Remix to lower cost deposit funding Grow third party Alternatives Increase financing activities Scale digital Consumer Banking, Optimize capital footprint Grow asset management High Net Worth and Mass Affluent $1.0bn $1-2bn $2-3bn Funding Optimization New Initiatives Incumbent Business Growth $1.3bn Expense Efficiency 4 4 Clear Strategic Direction Will Drive Business Growth Operate More Diversify Our Products Grow and Strengthen Efficiently and Services Existing Businesses Expand our global footprint: Increase organizational and Build Transaction Banking Investment Banking, Global Markets, process efficiency Ultra High Net Worth Remix to lower cost deposit funding Grow third party Alternatives Increase financing activities Scale digital Consumer Banking, Optimize capital footprint Grow asset management High Net Worth and Mass Affluent $1.0bn $1-2bn $2-3bn Funding Optimization New Initiatives Incumbent Business Growth $1.3bn Expense Efficiency 4 4

A Growth Initiatives to Generate Positive Returns Forward Estimates: Pre-tax Income Transaction Banking + Consumer (ex-reserve build) Transaction Banking + Consumer Year-end 2018 2019 2020 2021 2022 2023 2024 $1bn of pre-tax loss including reserve build 5 5 A Growth Initiatives to Generate Positive Returns Forward Estimates: Pre-tax Income Transaction Banking + Consumer (ex-reserve build) Transaction Banking + Consumer Year-end 2018 2019 2020 2021 2022 2023 2024 $1bn of pre-tax loss including reserve build 5 5

A Disciplined Return on Investment Framework

Investment Philosophy

- Addresses a client need
- Capitalizes on our foundational advantages
- Leverages adjacencies to incumbent businesses
- Produces more durable revenues
- Enhances our funding profile
- Improves capital efficiency

Initiative Type	Select Initiatives	Time Horizon	Financial Evaluation[1]
Existing Business	▪ Growth in Investment Banking coverage ▪ Expansion of Private Wealth Management coverage	▪ Up to 3 years	▪ Return on risk-adjusted capital ▪ Cumulative and steady state PTI ▪ NPV analysis
Adjacent / New Business	▪ Transaction Banking ▪ Consumer Banking	▪ 3 to 5+ years	

6

B Funding Optimization to Drive Improved Returns Increasing high-quality deposits to improve funding diversification and generate $1.0bn in revenues through lower interest expense Key Tenets of our Strategy Target State Legend Current State 1 Further diversify funding mix via deposits 1 Future State Enhance Asset-Liability Management 2 2 Lowering net interest 3 expense 3 Optimize liquidity pool 3M 6M 9M 1Y 2Y 3Y 5Y 7Y 10Y Tenor 7 7 Funding Costs B Funding Optimization to Drive Improved Returns Increasing high-quality deposits to improve funding diversification and generate $1.0bn in revenues through lower interest expense Key Tenets of our Strategy Target State Legend Current State 1 Further diversify funding mix via deposits 1 Future State Enhance Asset-Liability Management 2 2 Lowering net interest 3 expense 3 Optimize liquidity pool 3M 6M 9M 1Y 2Y 3Y 5Y 7Y 10Y Tenor 7 7 Funding Costs

B Embracing the Bank Model

Increase Utilization of Bank Entities

- Capture lower cost funding
- Continue migration of businesses into bank entities
- Grow diversifying businesses with more durable revenues
- Facilitate increase in firmwide lending

Significant Asset Growth Opportunity

Percent of Total Assets in Bank Entities[1]


~25%
~65%+
>80%
GS
U.S. Peer Average
Held-for-Investment loans booked in GS bank entities

~$250bn in total assets across all Goldman Sachs' bank entities

8

B Optimizing our Unsecured Funding Mix via Deposit Growth Interest expense savings reflected Improvement in unsecured funding mix to drive higher returns in revenue growth $100bn Growth in deposits 50% across channels 57% 69% ~30bps 50% Expected improvement in 43% 1 cost of funds 31% 2015 2019 Medium-term Deposits Wholesale Unsecured 9 9 B Optimizing our Unsecured Funding Mix via Deposit Growth Interest expense savings reflected Improvement in unsecured funding mix to drive higher returns in revenue growth $100bn Growth in deposits 50% across channels 57% 69% ~30bps 50% Expected improvement in 43% 1 cost of funds 31% 2015 2019 Medium-term Deposits Wholesale Unsecured 9 9

Expense Savings Creating Capacity to Fund Future Growth

3-year Expense Plan

$1.3bn

Run-rate Expense Savings

Key Drivers

- Streamlined organization
- Investment in automation and infrastructure
- Centralized expense management
- Real estate strategy

Efficiency Ratio



68.1%
~(600)bps
~(125)bps
~450bps
~(350)bps
~(250)bps
~60%
2019 Ratio
Business Growth (Revenues)
Funding Optimization
Business Growth (Expenses)
Expense Efficiencies
Litigation
Medium-term Ratio

10

C Dynamic Expense Management Drives Earnings Stability Alignment of expenses with revenues through pay-for-performance discipline results in low earnings volatility 1 1 Revenue Volatility Earnings Volatility 81% 49% 37% 12% 31% 10% 7% 6% 2009-2019 2014-2019 2009-2019 2014-2019 U.S. Peer Average GS U.S. Pee r Average GS 11 11 C Dynamic Expense Management Drives Earnings Stability Alignment of expenses with revenues through pay-for-performance discipline results in low earnings volatility 1 1 Revenue Volatility Earnings Volatility 81% 49% 37% 12% 31% 10% 7% 6% 2009-2019 2014-2019 2009-2019 2014-2019 U.S. Peer Average GS U.S. Pee r Average GS 11 11

D Proven History of Prudent Capital Management In the last 5 years, Goldman Sachs returned over $30bn of capital, 90%+ of the firm’s net income and grew BVPS more than peers 1 Capital Management BVPS Growth vs. Peers Philosophy GS § Prudent capital management with evolving 86% regulatory landscape 10 Year 60% +12% CAGR § Prioritize deploying capital 5 Year 34% to support client activity and 31% grow our businesses U.S. Peer Average GS 20% § Return excess capital in the 3 Year U.S. Peer Average form of dividends and +4% 17% CAGR buybacks 1999 2003 2007 2011 2015 2019 12 12 BVPSD Proven History of Prudent Capital Management In the last 5 years, Goldman Sachs returned over $30bn of capital, 90%+ of the firm’s net income and grew BVPS more than peers 1 Capital Management BVPS Growth vs. Peers Philosophy GS § Prudent capital management with evolving 86% regulatory landscape 10 Year 60% +12% CAGR § Prioritize deploying capital 5 Year 34% to support client activity and 31% grow our businesses U.S. Peer Average GS 20% § Return excess capital in the 3 Year U.S. Peer Average form of dividends and +4% 17% CAGR buybacks 1999 2003 2007 2011 2015 2019 12 12 BVPS

D Disciplined and Dynamic Capital Management 1 CET1 Ratio Key Forward Drivers Target: § Stress Capital Buffer 13-13.5% Improvement due to capital efficiencies of 50bps across Alternatives in Asset Management Stress Capital Buffer 5.0% § G-SIB Expected surcharge of 3% as we continue to grow balance sheet to support client G-SIB financing activity 3.0% § Management Buffer Minimum Estimated buffer of 50-100bps to account for 4.5% uncertainties, including potential volatility in the Stress Capital Buffer 13 13 D Disciplined and Dynamic Capital Management 1 CET1 Ratio Key Forward Drivers Target: § Stress Capital Buffer 13-13.5% Improvement due to capital efficiencies of 50bps across Alternatives in Asset Management Stress Capital Buffer 5.0% § G-SIB Expected surcharge of 3% as we continue to grow balance sheet to support client G-SIB financing activity 3.0% § Management Buffer Minimum Estimated buffer of 50-100bps to account for 4.5% uncertainties, including potential volatility in the Stress Capital Buffer 13 13

D Capital Attribution and Segment Returns Capital Framework Capital Attribution and Returns 2019 Capital Attribution ($bn) Returns § Governed by regulatory constraints Avg. 2019 ∆ vs. 2017 ROE and internal risk measures Investment Banking $11 +28% 18% § Dynamically managed and responsive to changing binding Global Markets $40 -10% 7% constraints Asset Management $22 +28% 14% § Active reallocation of capital towards higher-returning growth opportunities Consumer & $6 +36% 3% Wealth Management § Fully cost-out businesses; 10.0% Total $79 1 no corporate center (ROTE : 10.6%) 14 14 D Capital Attribution and Segment Returns Capital Framework Capital Attribution and Returns 2019 Capital Attribution ($bn) Returns § Governed by regulatory constraints Avg. 2019 ∆ vs. 2017 ROE and internal risk measures Investment Banking $11 +28% 18% § Dynamically managed and responsive to changing binding Global Markets $40 -10% 7% constraints Asset Management $22 +28% 14% § Active reallocation of capital towards higher-returning growth opportunities Consumer & $6 +36% 3% Wealth Management § Fully cost-out businesses; 10.0% Total $79 1 no corporate center (ROTE : 10.6%) 14 14

D Capital Deployment Opportunities for Global Markets

Global Markets Returns

Higher returns over the medium-term driven by:

- ⊕ Resource optimization including funding, expense and capital efficiencies
- ⊕ Redeployment of capital into ROE accretive activities including client financing


Cost of Capital
2019 ROE
~7%
Resource optimization and growth in client financing
~3%
Medium-term ROE
>10%

Global Markets and Investment Banking 2019 ROE[1]

- ✓ Synergies with Investment Banking in delivering integrated execution solutions for clients
- ✓ Goldman Sachs' ROE was burdened in 2019 by elevated litigation expenses


9.2%
8.7%
11.6%
10.6%
8.7%
GS
MS
JPM
C
BAC
Including pro-rata allocation of parent/corporate capital

15

Prudently Managing Risk Evolving Risk Profile Comprehensive Risk Management Infrastructure Market RWAs § Disciplined risk-reward approach $104bn Culture of Risk § Deep bench of risk managers Management § Consensus-driven decision making $65bn § Independent controls and governance Process and 1 2015 2019 Structural § Comprehensive stress testing Oversight Credit RWAs § Mark-to-market discipline $499bn $430bn § Cycle preparedness Continuous § Reputational risk and compliance Improvement § Cyber risk 1 2015 2019 16 16 Prudently Managing Risk Evolving Risk Profile Comprehensive Risk Management Infrastructure Market RWAs § Disciplined risk-reward approach $104bn Culture of Risk § Deep bench of risk managers Management § Consensus-driven decision making $65bn § Independent controls and governance Process and 1 2015 2019 Structural § Comprehensive stress testing Oversight Credit RWAs § Mark-to-market discipline $499bn $430bn § Cycle preparedness Continuous § Reputational risk and compliance Improvement § Cyber risk 1 2015 2019 16 16

Evolving Risk Profile Continuous investment in risk management to address evolving business mix Key Areas of Risk Mitigation Robust credit underwriting framework and processes Credit Strong talent pool augmented by select hiring Consumer Fraud Best-in-class technology infrastructure and analytics Increased cyber footprint Modern tools with no legacy platforms and streamlined processes Operational resiliency Transaction Banking Continuous innovation and investments Privacy to mitigate cyber risk 17 17 Evolving Risk Profile Continuous investment in risk management to address evolving business mix Key Areas of Risk Mitigation Robust credit underwriting framework and processes Credit Strong talent pool augmented by select hiring Consumer Fraud Best-in-class technology infrastructure and analytics Increased cyber footprint Modern tools with no legacy platforms and streamlined processes Operational resiliency Transaction Banking Continuous innovation and investments Privacy to mitigate cyber risk 17 17

Key Takeaways Committed to Leading Businesses Optimizing Prudently Providing Investors Delivering on Our with Multiple Expenses and Managing Risk Tools to Hold us Financial Targets Opportunities Capital Accountable for Revenue Growth Across the Franchise 18 18 Key Takeaways Committed to Leading Businesses Optimizing Prudently Providing Investors Delivering on Our with Multiple Expenses and Managing Risk Tools to Hold us Financial Targets Opportunities Capital Accountable for Revenue Growth Across the Franchise 18 18

Financial Roadmap Stephen Scherr Chief Financial Officer January 29, 2020 Financial Roadmap Stephen Scherr Chief Financial Officer January 29, 2020

End Notes

These notes refer to the financial metrics and/or defined term presented on:

Slide 2:

1. Medium-term refers to 3 year time horizon
2. Longer-term refers to 5+ year time horizon

Slide 3, 14:

1. Return on average common shareholders' equity (ROE) is calculated by dividing net earnings applicable to common shareholders by average monthly common shareholders' equity. Return on average tangible common shareholders' equity (ROTE) is calculated by dividing net earnings applicable to common shareholders by average monthly tangible common shareholders' equity (tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets). Management believes that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally, and that tangible common shareholders' equity is meaningful because it is a measure that the firm and investors use to assess capital adequacy. ROTE and tangible common shareholders' equity are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies.
   The table below presents average equity and a reconciliation of average common shareholders' equity to average tangible common shareholders' equity:

Unaudited, $ in millions	AVERAGE FOR THE YEAR ENDED DECEMBER 31, 2019	
Total shareholders' equity	$	90,297
Preferred stock		(11,203)
Common shareholders' equity		79,094
Goodwill and identifiable intangible assets		(4,464)
Tangible common shareholders' equity	$	74,630

Slide 6:

1. PTI refers to pre-tax income; NPV refers to Net Present Value

Slide 8:

1. Source: SNL; includes U.S. bank entities for peers BAC, C, JPM, MS as of 3Q19; GS as of 4Q19, excludes affiliate assets

Slide 9:

1. Relative value of shift to deposits will change as credit spreads and overnight/term interest rates change

20

End Notes Slide 11: 1. Annual revenue volatility calculated by dividing standard deviation of reported revenues by the average revenues over the period. Annual earnings volatility calculated by dividing standard deviation of reported net income to common by the average net income to common over the period. U.S. peers include BAC, C, JPM, MS Slide 12: 1. Compares 3-year, 5-year, 10-year BVPS growth vs. 2019 BVPS; data per SNL Slide 13: 1. Targets may change as regulatory landscape and firm business mix evolve; SCB reflects current proposal Slide 15: 1. Compiled using publicly available information from peer filings Slide 16: 1. As of December 31, 2015, the firm’s risk-weighted assets in accordance with the Standardized capital rules on a fully phased-in basis was a non-GAAP measure and may not be comparable to similar non-GAAP measures used by other companies. Management believes that the firm’s risk-weighted assets in accordance with the Standardized capital rules on a fully phased-in basis is meaningful because it is a measure that the firm and investors use when assessing capital adequacy. The table below presents reconciliations for the firm’s market and credit risk-weighted assets in accordance with the Standardized capital rules on a transitional basis to a fully phased-in basis as of December 31, 2015 (unaudited, $ in billions): As of December 31, 2015 Unaudited, $ in billions Standardized Market risk-weighted assets, transitional and fully phased-in basis $104 Credit risk-weighted assets, transitional basis $420 Credit risk transitional adjustments $10 Credit risk-weighted assets, fully phased-in basis $430 21 21 End Notes Slide 11: 1. Annual revenue volatility calculated by dividing standard deviation of reported revenues by the average revenues over the period. Annual earnings volatility calculated by dividing standard deviation of reported net income to common by the average net income to common over the period. U.S. peers include BAC, C, JPM, MS Slide 12: 1. Compares 3-year, 5-year, 10-year BVPS growth vs. 2019 BVPS; data per SNL Slide 13: 1. Targets may change as regulatory landscape and firm business mix evolve; SCB reflects current proposal Slide 15: 1. Compiled using publicly available information from peer filings Slide 16: 1. As of December 31, 2015, the firm’s risk-weighted assets in accordance with the Standardized capital rules on a fully phased-in basis was a non-GAAP measure and may not be comparable to similar non-GAAP measures used by other companies. Management believes that the firm’s risk-weighted assets in accordance with the Standardized capital rules on a fully phased-in basis is meaningful because it is a measure that the firm and investors use when assessing capital adequacy. The table below presents reconciliations for the firm’s market and credit risk-weighted assets in accordance with the Standardized capital rules on a transitional basis to a fully phased-in basis as of December 31, 2015 (unaudited, $ in billions): As of December 31, 2015 Unaudited, $ in billions Standardized Market risk-weighted assets, transitional and fully phased-in basis $104 Credit risk-weighted assets, transitional basis $420 Credit risk transitional adjustments $10 Credit risk-weighted assets, fully phased-in basis $430 21 21

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 22 22 Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 22 22

Investment Banking Gregg Lemkau January 29, 2020Investment Banking Gregg Lemkau January 29, 2020

What Drives Our Success Trusted Advisor of Choice World-Class Talent and Culture #1 Investment Bank 1 in the world , built through Unparalleled Brand of decades of investment in Excellence people, clients and culture Highest-Quality Execution Global Scale and Reach 1What Drives Our Success Trusted Advisor of Choice World-Class Talent and Culture #1 Investment Bank 1 in the world , built through Unparalleled Brand of decades of investment in Excellence people, clients and culture Highest-Quality Execution Global Scale and Reach 1

Leadership Reinforced by Breadth, Depth and Consistency 1 Global League Table Ranking 2010 2019 Industrials Announced M&A #2 #1 Completed M&A Tech, Media and #1 #1 Telecom Financial Institutions Equity Underwriting #2 #1 >10,000 Common Stock Offerings #2 #1 Clients Real Estate Covered Natural High-Yield Debt #6 #2 Resources Healthcare Institutional Loans #6 #2 Public Sector Consumer Investment-Grade #6 #6 and Debt ($+€) Gov. 2Leadership Reinforced by Breadth, Depth and Consistency 1 Global League Table Ranking 2010 2019 Industrials Announced M&A #2 #1 Completed M&A Tech, Media and #1 #1 Telecom Financial Institutions Equity Underwriting #2 #1 >10,000 Common Stock Offerings #2 #1 Clients Real Estate Covered Natural High-Yield Debt #6 #2 Resources Healthcare Institutional Loans #6 #2 Public Sector Consumer Investment-Grade #6 #6 and Debt ($+€) Gov. 2

Global Scale and Leadership Drive Opportunity >3,000 Bankers in 43 Offices Americas APAC >6,000 Clients >1,700 Bankers >1,000 Clients >450 Bankers #1 #1 #2 #1 #1 #2 Announced Completed Equity Announced Completed Equity M&A M&A Underwriting M&A M&A Underwriting EMEA >3,000 Clients >850 Bankers #1 #1 #2 Announced Completed Equity M&A M&A Underwriting 3Global Scale and Leadership Drive Opportunity >3,000 Bankers in 43 Offices Americas APAC >6,000 Clients >1,700 Bankers >1,000 Clients >450 Bankers #1 #1 #2 #1 #1 #2 Announced Completed Equity Announced Completed Equity M&A M&A Underwriting M&A M&A Underwriting EMEA >3,000 Clients >850 Bankers #1 #1 #2 Announced Completed Equity M&A M&A Underwriting 3

Broad Sector Leadership and Deep Expertise Consumer and Retail Real Estate Tech, Media and Telecom Financial Institutions #1 #1 #2 #1 #1 #2 #1 #1 #2 #1 #1 #1 Announced Completed Equity Announced Completed Equity Announced Completed Equity Announced Completed Equity M&A M&A Underwriting M&A M&A Underwriting M&A M&A Underwriting M&A M&A Underwriting Natural Resources Healthcare Industrials #1 #1 #2 #2 #1 #2 #1 #1 #1 Announced Completed Equity Announced Completed Equity Announced Completed Equity M&A M&A Underwriting M&A M&A Underwriting M&A M&A Underwriting 4Broad Sector Leadership and Deep Expertise Consumer and Retail Real Estate Tech, Media and Telecom Financial Institutions #1 #1 #2 #1 #1 #2 #1 #1 #2 #1 #1 #1 Announced Completed Equity Announced Completed Equity Announced Completed Equity Announced Completed Equity M&A M&A Underwriting M&A M&A Underwriting M&A M&A Underwriting M&A M&A Underwriting Natural Resources Healthcare Industrials #1 #1 #2 #2 #1 #2 #1 #1 #1 Announced Completed Equity Announced Completed Equity Announced Completed Equity M&A M&A Underwriting M&A M&A Underwriting M&A M&A Underwriting 4

Best-in-Class Financial Sponsor Relationships 1 Investment Banking Revenue from Financial Sponsor Clients ($bn) #1 2 Ranking with Financial Sponsor Clients $1.9 M&A $1.0 Equity Underwriting High-Yield Bonds 2010 2019 Holding period creates regular cadence of M&A and Issuance activity 5Best-in-Class Financial Sponsor Relationships 1 Investment Banking Revenue from Financial Sponsor Clients ($bn) #1 2 Ranking with Financial Sponsor Clients $1.9 M&A $1.0 Equity Underwriting High-Yield Bonds 2010 2019 Holding period creates regular cadence of M&A and Issuance activity 5

World-Class Talent Underpinned by a Culture of Excellence Spotlight on 67% 22 Years Diversity 2018 Partner promotes Average tenure of IB started as campus hires Executive Committee Women in 2019 campus analyst >50% class, up from 34% in 2017 >28,000 >70% Applications to 2019 Of global Partners have Number of Black and Hispanic/Latino summer programs for >15 years tenure >4x campus hires in 2019 vs. 2010 <500 filled positions “What distinguishes Goldman Sachs from your competitors is the quality and talent of the individuals working on the account” – Client Survey Feedback 6World-Class Talent Underpinned by a Culture of Excellence Spotlight on 67% 22 Years Diversity 2018 Partner promotes Average tenure of IB started as campus hires Executive Committee Women in 2019 campus analyst >50% class, up from 34% in 2017 >28,000 >70% Applications to 2019 Of global Partners have Number of Black and Hispanic/Latino summer programs for >15 years tenure >4x campus hires in 2019 vs. 2010 <500 filled positions “What distinguishes Goldman Sachs from your competitors is the quality and talent of the individuals working on the account” – Client Survey Feedback 6

Financial Advisory: Cornerstone of our Client Franchise 1 Undisputed dominant M&A advisor 2 Cumulative Advisory Revenues Since 2010 ($bn) Leadership in Largest and Most Complex Transactions GS $26.3 JPM $19.0 20 of 25 #1 Largest announced M&A In cross border deals MS $18.3 transactions in 2019 since 2010 BAC $12.8 C $9.7 103 ~225 CS $9.5 Spin-offs since 2010, Public activism defense 27% more than the situations since 2010, UBS $7.5 3 next advisor 1.7x next advisor DB $6.6 7Financial Advisory: Cornerstone of our Client Franchise 1 Undisputed dominant M&A advisor 2 Cumulative Advisory Revenues Since 2010 ($bn) Leadership in Largest and Most Complex Transactions GS $26.3 JPM $19.0 20 of 25 #1 Largest announced M&A In cross border deals MS $18.3 transactions in 2019 since 2010 BAC $12.8 C $9.7 103 ~225 CS $9.5 Spin-offs since 2010, Public activism defense 27% more than the situations since 2010, UBS $7.5 3 next advisor 1.7x next advisor DB $6.6 7

Equity Underwriting: Leadership Driven by Innovation 1 Leading global franchise across products and regions 2 Cumulative Equity and Equity-Related Volume Since 2010 ($bn) GS $678 Consistent Leadership MS $621 JPM $589 Landmark Transactions BAC $474 C $466 3 IPO Underwriter of Choice CS $382 UBS $380 Underpinned by Continuous DB $358 Innovation 8Equity Underwriting: Leadership Driven by Innovation 1 Leading global franchise across products and regions 2 Cumulative Equity and Equity-Related Volume Since 2010 ($bn) GS $678 Consistent Leadership MS $621 JPM $589 Landmark Transactions BAC $474 C $466 3 IPO Underwriter of Choice CS $382 UBS $380 Underpinned by Continuous DB $358 Innovation 8

Debt Underwriting: Delivering Growth on Strength of Franchise Execution of strategic focus driving revenue growth and improved competitive position Debt Underwriting Net Revenues ($bn) $2.7 $2.4 $2.1 $1.2 $1.2 $1.1 2009 2010 2011 2017 2018 2019 1 League Table Rankings 6 6 6 2 2 2 High Yield Institutional 11 6 5 2 1 2 Loans Investment 10 6 5 4 4 6 Grade ($+€) #1 #2-4 #5+ 9Debt Underwriting: Delivering Growth on Strength of Franchise Execution of strategic focus driving revenue growth and improved competitive position Debt Underwriting Net Revenues ($bn) $2.7 $2.4 $2.1 $1.2 $1.2 $1.1 2009 2010 2011 2017 2018 2019 1 League Table Rankings 6 6 6 2 2 2 High Yield Institutional 11 6 5 2 1 2 Loans Investment 10 6 5 4 4 6 Grade ($+€) #1 #2-4 #5+ 9

Franchise-Enhancing Corporate Lending Lending generates significant franchise benefits and is underpinned by diligent risk management 1 Corporate Lending Total Credit Exposure Relationship lending to build and deepen client relationships Tech, Media 17% and Telecom 28% 20% Natural Resources World-class acquisition finance 21% franchise to enable client transactions Diversified Industrials Other 83% 18% 5% 72% Real Estate Healthcare 5% Financing for smaller companies, with Consumer 13% Financial and Retail focus on risk-adjusted returns Institutions Unsecured Funded 12% 6% Secured Unfunded 10Franchise-Enhancing Corporate Lending Lending generates significant franchise benefits and is underpinned by diligent risk management 1 Corporate Lending Total Credit Exposure Relationship lending to build and deepen client relationships Tech, Media 17% and Telecom 28% 20% Natural Resources World-class acquisition finance 21% franchise to enable client transactions Diversified Industrials Other 83% 18% 5% 72% Real Estate Healthcare 5% Financing for smaller companies, with Consumer 13% Financial and Retail focus on risk-adjusted returns Institutions Unsecured Funded 12% 6% Secured Unfunded 10

Executing a Clear Strategy for Growth Offer New Client Continue to Deliver the Firm: Expand Solutions: Grow Share in One Goldman Client Footprint Transaction Core Business Sachs Banking 11Executing a Clear Strategy for Growth Offer New Client Continue to Deliver the Firm: Expand Solutions: Grow Share in One Goldman Client Footprint Transaction Core Business Sachs Banking 11

Continue to Grow Share in Core Business 1 Industry Wallet ($bn) and Goldman Sachs Fee Share Focus on Growing Wallet Share 8% Each incremental 1% share is worth 2 ~$750mm annual revenues 6% $76 Improve share in underpenetrated $67 sectors and regions $35 Drive market share across volumes, $27 deal count and revenues $15 Increase equity underwriting wallet $21 share $26 $18 Opportunistically capture acquisition financing wallet share 2010 2019 Advisory Equity Debt Goldman Sachs Fee Share 12Continue to Grow Share in Core Business 1 Industry Wallet ($bn) and Goldman Sachs Fee Share Focus on Growing Wallet Share 8% Each incremental 1% share is worth 2 ~$750mm annual revenues 6% $76 Improve share in underpenetrated $67 sectors and regions $35 Drive market share across volumes, $27 deal count and revenues $15 Increase equity underwriting wallet $21 share $26 $18 Opportunistically capture acquisition financing wallet share 2010 2019 Advisory Equity Debt Goldman Sachs Fee Share 12

Despite Leadership Position, Continued Room to Grow Share 1 Announced M&A League Table Ranking Tech, Media and Telecom Americas Technology Industry: CRG FIG HC IND NR RE TMT Communications Tech Technology Global Media Global 1 1 2 1 1 1 1 Education Telecom Technology Hardware and Infrastructure Americas Americas 1 2 2 1 1 2 1 Internet Semis and Electronics EMEA EMEA 1 2 2 1 1 1 1 Software Technology Services APAC APAC 1 2 2 2 1 1 1 Venture Capital #1 #2-4 #5+ 13Despite Leadership Position, Continued Room to Grow Share 1 Announced M&A League Table Ranking Tech, Media and Telecom Americas Technology Industry: CRG FIG HC IND NR RE TMT Communications Tech Technology Global Media Global 1 1 2 1 1 1 1 Education Telecom Technology Hardware and Infrastructure Americas Americas 1 2 2 1 1 2 1 Internet Semis and Electronics EMEA EMEA 1 2 2 1 1 1 1 Software Technology Services APAC APAC 1 2 2 2 1 1 1 Venture Capital #1 #2-4 #5+ 13

Expanding Our Client Footprint Opportunity to improve fee share by increasing coverage 1 Goldman Sachs Americas/EMEA Coverage Rate Goldman Sachs M&A Fee Share by Deal Size 2 by Client Size 95% 18% 16% 80% 10% 44% >$10bn $2-10bn $500mm-2bn >$10bn $2-10bn $500mm-2bn 3 Our fee share for sufficiently-covered clients is consistent across all size segments 14Expanding Our Client Footprint Opportunity to improve fee share by increasing coverage 1 Goldman Sachs Americas/EMEA Coverage Rate Goldman Sachs M&A Fee Share by Deal Size 2 by Client Size 95% 18% 16% 80% 10% 44% >$10bn $2-10bn $500mm-2bn >$10bn $2-10bn $500mm-2bn 3 Our fee share for sufficiently-covered clients is consistent across all size segments 14

Offer New Client Solutions: Transaction Banking

Attractive Addressable Market	Benefits to Our Franchise and Shareholders	Strong Client Value Proposition

Small Market Share Can Generate Meaningful Economics:

~$80bn
US Transaction Banking wallet[1]

$5tn
US Corporate Deposits



Stable, More-Durable Revenues
Expense Savings
Funding Diversification
Synergistic with Broader Strategy

- Analytics and actionable insights
- Fast and easy onboarding
- Modern tools and simple processes
- Scalable client customization

Expected to be ROE and margin accretive in the long-term

15

Offer New Client Solutions: Transaction Banking 16Offer New Client Solutions: Transaction Banking 16

Deliver the Firm: One Goldman Sachs Investments from firm Global balance sheet and third- Growth Capital party client assets Markets Investment Exclusive financial advisor on strategic cross- investment with Tencent Asset Investment Strategic Advisory Management Banking Lead advisor on landmark Direct Listing Consumer Exclusive financial advisor Wealth Management & Wealth on strategic podcast acquisition Management “Spotify and I have been fortunate to have Goldman as partners every step of the way, from early days raising capital to going public to advice on strategic transactions” – Daniel Ek, Founder and CEO 17Deliver the Firm: One Goldman Sachs Investments from firm Global balance sheet and third- Growth Capital party client assets Markets Investment Exclusive financial advisor on strategic cross- investment with Tencent Asset Investment Strategic Advisory Management Banking Lead advisor on landmark Direct Listing Consumer Exclusive financial advisor Wealth Management & Wealth on strategic podcast acquisition Management “Spotify and I have been fortunate to have Goldman as partners every step of the way, from early days raising capital to going public to advice on strategic transactions” – Daniel Ek, Founder and CEO 17

Core Competitive Advantages Driving Future Growth Forward Goals Trusted Advisor of Choice #1 1 Investment Banking Fees #1 World-Class Talent and Culture M&A Market Share #1 Unparalleled Brand of Excellence Equity Market Share Top 4 Debt Market Share Highest-Quality Execution Expand Share with $500mm-2bn Clients Global Scale and Reach Deliver Transaction Banking $1bn Revenues $50bn Deposits in 5+ years in 5+ years 18Core Competitive Advantages Driving Future Growth Forward Goals Trusted Advisor of Choice #1 1 Investment Banking Fees #1 World-Class Talent and Culture M&A Market Share #1 Unparalleled Brand of Excellence Equity Market Share Top 4 Debt Market Share Highest-Quality Execution Expand Share with $500mm-2bn Clients Global Scale and Reach Deliver Transaction Banking $1bn Revenues $50bn Deposits in 5+ years in 5+ years 18

Investment Banking Gregg Lemkau January 29, 2020Investment Banking Gregg Lemkau January 29, 2020

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 1: 1. Based on cumulative publicly-disclosed Investment Banking revenues since 2015, per competitor public filings. Peers include Bank of America, Barclays, Citi, Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley and UBS. GS excludes Corporate Lending for comparability Slide 2: 1. Source: Dealogic; Institutional Loans per Bloomberg. Equity Underwriting refers to Equity and Equity-Related Offerings Slide 3: Source: Dealogic 2015 – 2019. Equity Underwriting refers to Equity and Equity-Related Offerings Slide 4: Source: Dealogic 2015 – 2019. Based on GS internal industry classifications. Equity Underwriting refers to Equity and Equity-Related Offerings Slide 5: 1. Represents Advisory, Equity Underwriting and Debt Underwriting revenues; excludes Corporate Lending and Asset Management revenues 2. Source: Dealogic 2015 – 2019. Equity Underwriting refers to Equity and Equity-Related Offerings Slide 7: Source: Dealogic 1. Ranked #1 in Announced M&A 17 of 21 years since GS’ IPO and #1 in Completed M&A 20 of 21 years 2. Source: Company filings; GS Investment Research 4Q19 estimates used for Deutsche Bank and Credit Suisse, who have not yet reported FY2019 results; all revenues and estimates converted to USD 3. Activism market share per Factset SharkWatch Slide 8: 1. Only bank ranked #1 or #2 in Americas, EMEA and Asia since 2010 2. Source: Dealogic 3. Source: Dealogic; ranked #1 for initial public offerings of ≥$100mm since GS’ IPO Slide 9: 1. High Yield and Investment Grade per Dealogic, Institutional Loans per Bloomberg 20End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 1: 1. Based on cumulative publicly-disclosed Investment Banking revenues since 2015, per competitor public filings. Peers include Bank of America, Barclays, Citi, Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley and UBS. GS excludes Corporate Lending for comparability Slide 2: 1. Source: Dealogic; Institutional Loans per Bloomberg. Equity Underwriting refers to Equity and Equity-Related Offerings Slide 3: Source: Dealogic 2015 – 2019. Equity Underwriting refers to Equity and Equity-Related Offerings Slide 4: Source: Dealogic 2015 – 2019. Based on GS internal industry classifications. Equity Underwriting refers to Equity and Equity-Related Offerings Slide 5: 1. Represents Advisory, Equity Underwriting and Debt Underwriting revenues; excludes Corporate Lending and Asset Management revenues 2. Source: Dealogic 2015 – 2019. Equity Underwriting refers to Equity and Equity-Related Offerings Slide 7: Source: Dealogic 1. Ranked #1 in Announced M&A 17 of 21 years since GS’ IPO and #1 in Completed M&A 20 of 21 years 2. Source: Company filings; GS Investment Research 4Q19 estimates used for Deutsche Bank and Credit Suisse, who have not yet reported FY2019 results; all revenues and estimates converted to USD 3. Activism market share per Factset SharkWatch Slide 8: 1. Only bank ranked #1 or #2 in Americas, EMEA and Asia since 2010 2. Source: Dealogic 3. Source: Dealogic; ranked #1 for initial public offerings of ≥$100mm since GS’ IPO Slide 9: 1. High Yield and Investment Grade per Dealogic, Institutional Loans per Bloomberg 20

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 10: 1. Represents total notional commitments. Other includes special purpose vehicles and funds Slide 12: 1. Source: Dealogic 2. Based on 2019 fee pool Slides 13: 1. Source: Dealogic 2015 – 2019. Based on target industry using Goldman Sachs internal industry classifications. CRG = Consumer and Retail, FIG = Financial Institutions, HC = Healthcare, IND = Industrials, NR = Natural Resources, RE = Real Estate and TMT = Technology, Media and Telecom Slide 14: 1. Source: Dealogic 2015 – 2019 2. Represents coverage rate of public companies as of January 25, 2020 per internal Goldman Sachs coverage database, with client size measured by market capitalization 3. Internal Goldman Sachs classification based on frequency of GS coverage banker engagement Slide 15: 1. McKinsey Global Cash Management Revenue Pools as of 2019 Slide 17: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of Goldman Sachs or its products/services Slide 18: 1. Sum of Advisory, Equity Underwriting and Debt Underwriting revenues 21End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 10: 1. Represents total notional commitments. Other includes special purpose vehicles and funds Slide 12: 1. Source: Dealogic 2. Based on 2019 fee pool Slides 13: 1. Source: Dealogic 2015 – 2019. Based on target industry using Goldman Sachs internal industry classifications. CRG = Consumer and Retail, FIG = Financial Institutions, HC = Healthcare, IND = Industrials, NR = Natural Resources, RE = Real Estate and TMT = Technology, Media and Telecom Slide 14: 1. Source: Dealogic 2015 – 2019 2. Represents coverage rate of public companies as of January 25, 2020 per internal Goldman Sachs coverage database, with client size measured by market capitalization 3. Internal Goldman Sachs classification based on frequency of GS coverage banker engagement Slide 15: 1. McKinsey Global Cash Management Revenue Pools as of 2019 Slide 17: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of Goldman Sachs or its products/services Slide 18: 1. Sum of Advisory, Equity Underwriting and Debt Underwriting revenues 21

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 22Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 22

Global Markets Jim Esposito and Ashok Varadhan January 29, 2020Global Markets Jim Esposito and Ashok Varadhan January 29, 2020

What Drives Our Success We are one of three market franchises with deep and consistent global scale across both FICC and Equities Our ambition is to have the 1 #2 in Institutional Client Franchise preeminent Global Markets #3 in reported revenues client franchise with industry Exceptional and experienced talent enables: leading returns Global and deep client relationships Superior risk intermediation Scalable, client-centric technology platforms 1What Drives Our Success We are one of three market franchises with deep and consistent global scale across both FICC and Equities Our ambition is to have the 1 #2 in Institutional Client Franchise preeminent Global Markets #3 in reported revenues client franchise with industry Exceptional and experienced talent enables: leading returns Global and deep client relationships Superior risk intermediation Scalable, client-centric technology platforms 1

Global Markets Opportunities Arising from Secular Change Impact Opportunities Secular Forces Lower Market Liquidity Expand Risk Intermediation Advantage Regulatory Changes Higher Capital Consumption Increase Client Financing Activities Active to Passive Shift Technological Innovation Enhance Client Experience Changing Competitive Dynamics Growing Share and Returns 2Global Markets Opportunities Arising from Secular Change Impact Opportunities Secular Forces Lower Market Liquidity Expand Risk Intermediation Advantage Regulatory Changes Higher Capital Consumption Increase Client Financing Activities Active to Passive Shift Technological Innovation Enhance Client Experience Changing Competitive Dynamics Growing Share and Returns 2

Adapting, Evolving, Improving Historical Business Model New Business Model Build holistic, long-term client relationships Business selection guided by measuring returns by adopting a portfolio approach to generating on a per trade basis higher returns Skewed focus towards a portion of a client’s Grow our financing capabilities across risk intermediation wallet FICC and Equities Concentrated on servicing the most Pair bespoke derivative intermediation complicated needs of sophisticated clients with cash and electronic capabilities Limited client access to our market leading risk analytics and pricing tools used by our own Goldman Sachs Marquee traders (e.g. SecDb) 3Adapting, Evolving, Improving Historical Business Model New Business Model Build holistic, long-term client relationships Business selection guided by measuring returns by adopting a portfolio approach to generating on a per trade basis higher returns Skewed focus towards a portion of a client’s Grow our financing capabilities across risk intermediation wallet FICC and Equities Concentrated on servicing the most Pair bespoke derivative intermediation complicated needs of sophisticated clients with cash and electronic capabilities Limited client access to our market leading risk analytics and pricing tools used by our own Goldman Sachs Marquee traders (e.g. SecDb) 3

Disciplined Response to Change Drives Top 3 Ranking Global Markets Revenues ($bn) Competitive Landscape 1 2 Reduction in firmwide market risk RWAs (2019 vs. 2015) -40% Rank 2019E Revenues ($bn) 1 18.3 Reduction in attributed capital (2019 vs. 2015) -20% 2 15.4 15.8 15.0 14.8 14.4 3 14.8 22% 12.3 24% 4 13.7 30% 28% 26% 5 12.9 6 6.4 7 6.2 8 6.0 9 5.9 10 5.0 2015 2016 2017 2018 2019 Intermediation Financing Attributed Capital 4Disciplined Response to Change Drives Top 3 Ranking Global Markets Revenues ($bn) Competitive Landscape 1 2 Reduction in firmwide market risk RWAs (2019 vs. 2015) -40% Rank 2019E Revenues ($bn) 1 18.3 Reduction in attributed capital (2019 vs. 2015) -20% 2 15.4 15.8 15.0 14.8 14.4 3 14.8 22% 12.3 24% 4 13.7 30% 28% 26% 5 12.9 6 6.4 7 6.2 8 6.0 9 5.9 10 5.0 2015 2016 2017 2018 2019 Intermediation Financing Attributed Capital 4

Action Plan Leverage Optimize Deepen and Enhance Increase Client Risk Expertise to Resource Broaden Client Client Financing Provide Scalable Consumption Base Experience Liquidity 5Action Plan Leverage Optimize Deepen and Enhance Increase Client Risk Expertise to Resource Broaden Client Client Financing Provide Scalable Consumption Base Experience Liquidity 5

Optimize Resource Consumption Reduce Operating Expenses Optimize Funding Deliver Capital Efficiencies Progress since 2015 -$300mm -$200mm -40% -20% Reduction in expenses 2019 funding efficiencies Reduction in Reduction in excl. litigation firmwide market attributed risk RWAs capital Our medium-term plan -$700mm -$250mm ~$2bn Identified expense opportunities Further funding optimization Capital reallocated to accretive opportunities 6Optimize Resource Consumption Reduce Operating Expenses Optimize Funding Deliver Capital Efficiencies Progress since 2015 -$300mm -$200mm -40% -20% Reduction in expenses 2019 funding efficiencies Reduction in Reduction in excl. litigation firmwide market attributed risk RWAs capital Our medium-term plan -$700mm -$250mm ~$2bn Identified expense opportunities Further funding optimization Capital reallocated to accretive opportunities 6

Path to Higher Returns >11% ROTE ~100bps ~50bps ~100bps ~125bps 1 +50bps ROTE >10% ~150bps from resource optimization 7% initiatives 2019 ROE Litigation Expense Funding Client Medium-Term Efficiencies Optimization Initiatives ROE 7Path to Higher Returns >11% ROTE ~100bps ~50bps ~100bps ~125bps 1 +50bps ROTE >10% ~150bps from resource optimization 7% initiatives 2019 ROE Litigation Expense Funding Client Medium-Term Efficiencies Optimization Initiatives ROE 7

Deepen and Broaden Client Base 1 Goldman Sachs Ranked #2 Globally Significant Upside in Closing Client Gaps Asset Hedge Banks & Overall Insurance 2 Managers Funds PSE Overall #2 Equities #3 Cash 9.4% $1.2bn Derivatives gap to Prime 3 #1 bank #2 Futures 8.5% 8.3% FICC #2 #2 G10 Rates 7.9% #2 7.6% G10 FX #2 Emerging Markets #2 Securitized Products G10 & EM Flow Credit Commodities 2014 2015 2016 2017 2018 1 Top 3 4-7 8+ GS Share 8Deepen and Broaden Client Base 1 Goldman Sachs Ranked #2 Globally Significant Upside in Closing Client Gaps Asset Hedge Banks & Overall Insurance 2 Managers Funds PSE Overall #2 Equities #3 Cash 9.4% $1.2bn Derivatives gap to Prime 3 #1 bank #2 Futures 8.5% 8.3% FICC #2 #2 G10 Rates 7.9% #2 7.6% G10 FX #2 Emerging Markets #2 Securitized Products G10 & EM Flow Credit Commodities 2014 2015 2016 2017 2018 1 Top 3 4-7 8+ GS Share 8

Increase Client Financing in FICC 1 Financing Percent of Total Revenues Industry Wallet Composition ($bn) Financing Intermediation Financing Wallet Interm ediation Wallet 82 2018 vs. 77 76 19% 70 2013 69 65 32% -31% 68% 81% +10% 1 2019 Goldman Sachs 2018 U.S. Peer Average 2013 2014 2015 2016 2017 2018 $1.4bn 1 Revenue gap to U.S. peer average in 2018 Opportunity to grow FICC financing revenues Mortgage warehouse lending Repurchase agreements Secured lending 9Increase Client Financing in FICC 1 Financing Percent of Total Revenues Industry Wallet Composition ($bn) Financing Intermediation Financing Wallet Interm ediation Wallet 82 2018 vs. 77 76 19% 70 2013 69 65 32% -31% 68% 81% +10% 1 2019 Goldman Sachs 2018 U.S. Peer Average 2013 2014 2015 2016 2017 2018 $1.4bn 1 Revenue gap to U.S. peer average in 2018 Opportunity to grow FICC financing revenues Mortgage warehouse lending Repurchase agreements Secured lending 9

Increase Client Financing in Equities 1 2 Systematic Wallet Growth ($bn) Industry Gross Balances ($tn) 8.9 3.6 +100% 5.9 +190% +70% 1.8 3.4 3.0 2009 2018 2009 2018 2012 2018 Fundamental Systematic ~$1bn 3 Revenue gap with systematic clients Building a strategic platform to execute in 50 global markets Direct Market Access or 99%+ Straight-Through- Cash or Synthetic Algorithmic Processing Rate 10Increase Client Financing in Equities 1 2 Systematic Wallet Growth ($bn) Industry Gross Balances ($tn) 8.9 3.6 +100% 5.9 +190% +70% 1.8 3.4 3.0 2009 2018 2009 2018 2012 2018 Fundamental Systematic ~$1bn 3 Revenue gap with systematic clients Building a strategic platform to execute in 50 global markets Direct Market Access or 99%+ Straight-Through- Cash or Synthetic Algorithmic Processing Rate 10

Leverage Risk Expertise to Provide Scalable Liquidity

Combining Historical Strengths with Client-Focused Technology

	Client Challenge	Solution	Result
Corporate Bonds *~75% Electronic*[1]	Pre-trade transparency Execution certainty Liquidity mismatch	Systematic Credit	**#1 IG Systematic** **A Market Leader in Portfolio Trading** ($120bn+ executed since inception)
Commodities *~80% Electronic*[1]	Liquidity fragmentation Minimal aggregation Limited algorithms & analytics	eAron	**Unique Offering** **Combined Goldman Sachs Liquidity, Algorithms & Market Access**
Equities *~99.9% Electronic*[1]	Liquidity fragmentation Transaction costs	Institutional Principal Facilitation	**#1** **Provider of Institutional Principal Liquidity**[2] (>$2tn of liquidity supplied in 2019)

11

Enhance Client Experience

Holistic Client Coverage through the Trade Lifecycle


Before: Multiple Contacts
Sales, Trading & Strats
Analysis, Pricing & Risk
Technology
Execution & Trade Processing
Operations
Onboarding & Trade Management
Client
Organize
Current: Client Aligned
Global Markets
Processing teams aligned by client
Pre-Trade
Trade
Post-Trade
Automate
Future: Digital Interface
marquee
APIs

12

Enhance Client Experience Marquee Unlocks the Power of Goldman Sachs What is Marquee? • Marquee is Goldman Sachs’ digital storefront for institutional client services • Powered by a cross-asset infrastructure and informed by decades of innovation, this intuitive platform unlocks the Unlock the power of Goldman Sachs. power of Goldman Sachs to deliver access to global financial marquee.gs.com markets and risk management capabilities, content and data 13Enhance Client Experience Marquee Unlocks the Power of Goldman Sachs What is Marquee? • Marquee is Goldman Sachs’ digital storefront for institutional client services • Powered by a cross-asset infrastructure and informed by decades of innovation, this intuitive platform unlocks the Unlock the power of Goldman Sachs. power of Goldman Sachs to deliver access to global financial marquee.gs.com markets and risk management capabilities, content and data 13

Leading Market Maker Delivering One Goldman Sachs



Asset Management
Consumer & Wealth Management
Global Markets
Investment Banking

Global Markets-Enabled Product Multiplier Case Study



1.0
1.6
1.2
0.3
4x
Multiplier Effect
Merger Advisory
Acquisition Bridge Financing
Capital Markets Takeout Financing
Derivative Hedging

14

Exceptional Talent and Client Focus 1 Experienced Leadership Diverse and Talented Community 93% Analyst acceptance 72% 18 years 48% rate Trading Partners / Managing Average experience of Women campus hires in 2019, Directors with Goldman Sachs Sales and Trading >90% up from 32% in 2017 since 2008 Partners / Managing Directors Retention rate of top performers Goldman Sachs Client “Our GS team is so good it’s like they work for us: they’re part of our investment process” 15Exceptional Talent and Client Focus 1 Experienced Leadership Diverse and Talented Community 93% Analyst acceptance 72% 18 years 48% rate Trading Partners / Managing Average experience of Women campus hires in 2019, Directors with Goldman Sachs Sales and Trading >90% up from 32% in 2017 since 2008 Partners / Managing Directors Retention rate of top performers Goldman Sachs Client “Our GS team is so good it’s like they work for us: they’re part of our investment process” 15

Path Forward: Keys To Success World-Class Market Making Franchise With Exceptional Talent Global and deep Superior Scalable, client-centric client relationships risk intermediation technology platforms Strategic Priorities Leverage risk Deepen and Optimize resource Increase expertise to Enhance broaden client consumption client financing provide scalable client experience base liquidity 16Path Forward: Keys To Success World-Class Market Making Franchise With Exceptional Talent Global and deep Superior Scalable, client-centric client relationships risk intermediation technology platforms Strategic Priorities Leverage risk Deepen and Optimize resource Increase expertise to Enhance broaden client consumption client financing provide scalable client experience base liquidity 16

Global Markets Jim Esposito and Ashok Varadhan January 29, 2020Global Markets Jim Esposito and Ashok Varadhan January 29, 2020

End Notes These notes refer to the financial metrics and/or defined terms presented on: Slide 1: 1. Source: Coalition institutional client analytics for FY2018. Institutional clients only. Analysis excludes captive and non-core products Slide 4: 1. RWAs are risk weighted assets 2. US banks: externally reported revenues adjusted for disclosed one-off items (Tradeweb gains of ~$335mm in JPM and $355mm in C) and fully-taxable equivalent adjustments of $2,259mm in JPM. European banks: externally reported revenues adjusted for disclosed one-off items for 9M19 and FY2019 for UBS (Tradeweb gains of $38mm in UBS, €101mm in DB and £126mm in BARC, £90mm gain from the net impact of treasury operations and hedging counterparty risk in BARC and a change in the valuation of an investment of €(37)mm in 3Q19 and €36mm in 1Q19 in DB); DB excludes Equities revenues generated in 1H19; Goldman Sachs Global Investment Research trading revenue estimates used for 4Q19, except for UBS; all revenue estimates have been converted to dollars for consistency, using a quarterly average of their respective conversion rates Slide 7: 1. Return on average common shareholders’ equity (ROE) is calculated by dividing net earnings applicable to common shareholders by average monthly attributed common shareholders’ equity. Attributed tangible common shareholders’ equity is calculated as attributed common shareholders’ equity less attributed goodwill and identifiable intangible assets. Return on average tangible common shareholders’ equity (ROTE) is calculated by dividing net earnings applicable to common shareholders by average monthly attributed tangible common shareholders’ equity. Management believes that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Attributed tangible common shareholders’ equity and ROTE are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies. The table below presents a reconciliation of average attributed common shareholders’ equity to average attributed tangible common shareholders’ equity: Average for the year ended Unaudited, $ in millions December 31, 2019 Attributed common shareholders’ equity 40,060 Attributed goodwill and identifiable intangible assets (2,803) Attributed tangible common shareholders’ equity 37,257 18End Notes These notes refer to the financial metrics and/or defined terms presented on: Slide 1: 1. Source: Coalition institutional client analytics for FY2018. Institutional clients only. Analysis excludes captive and non-core products Slide 4: 1. RWAs are risk weighted assets 2. US banks: externally reported revenues adjusted for disclosed one-off items (Tradeweb gains of ~$335mm in JPM and $355mm in C) and fully-taxable equivalent adjustments of $2,259mm in JPM. European banks: externally reported revenues adjusted for disclosed one-off items for 9M19 and FY2019 for UBS (Tradeweb gains of $38mm in UBS, €101mm in DB and £126mm in BARC, £90mm gain from the net impact of treasury operations and hedging counterparty risk in BARC and a change in the valuation of an investment of €(37)mm in 3Q19 and €36mm in 1Q19 in DB); DB excludes Equities revenues generated in 1H19; Goldman Sachs Global Investment Research trading revenue estimates used for 4Q19, except for UBS; all revenue estimates have been converted to dollars for consistency, using a quarterly average of their respective conversion rates Slide 7: 1. Return on average common shareholders’ equity (ROE) is calculated by dividing net earnings applicable to common shareholders by average monthly attributed common shareholders’ equity. Attributed tangible common shareholders’ equity is calculated as attributed common shareholders’ equity less attributed goodwill and identifiable intangible assets. Return on average tangible common shareholders’ equity (ROTE) is calculated by dividing net earnings applicable to common shareholders by average monthly attributed tangible common shareholders’ equity. Management believes that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Attributed tangible common shareholders’ equity and ROTE are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies. The table below presents a reconciliation of average attributed common shareholders’ equity to average attributed tangible common shareholders’ equity: Average for the year ended Unaudited, $ in millions December 31, 2019 Attributed common shareholders’ equity 40,060 Attributed goodwill and identifiable intangible assets (2,803) Attributed tangible common shareholders’ equity 37,257 18

End Notes These notes refer to the financial metrics and/or defined terms presented on: Slide 8: 1. Source: Coalition institutional client analytics for FY2018. Institutional clients only. Analysis excludes captive, and non-core products. Client and product universe not always consistent across years 2. PSE includes Pensions, Sovereigns and Endowments 3. JPM Investor Day, February 26, 2019 Slide 9: 1. Source: Coalition competitor analytics. Industry wallet includes the Coalition index banks (BAC, BARC, BNPP, C, CS, DB, GS, HSBC, JPM, MS, SG, UBS). Analysis according to the Coalition standard taxonomy Slide 10: 1. Gross balances calculation based upon estimated industry AUM published by Hedge Fund Research, Inc. (HFR) multiplied by leverage estimated from the Goldman Sachs client universe. Fundamental fund balances vary with market conditions 2. Source: Coalition institutional client analytics. Wallet includes cash execution and cash and synthetic financing wallet for leading systematic clients 3. Source: Coalition institutional client analytics, 2018. Wallet includes equities revenues for leading systematic clients Slide 11: 1. Goldman Sachs electronic tickets as a percentage of total: - ~75% of US credit - ~80% of principal delta one trades in energy and metals - ~99.9% of US cash equities 2. US over-the-counter equities trades, 10,000+ shares and $200,000+ notional. Source: FINRA, October – November 2019 Slide 15: 1. Includes sales, trading, strats and cross-divisional roles 19End Notes These notes refer to the financial metrics and/or defined terms presented on: Slide 8: 1. Source: Coalition institutional client analytics for FY2018. Institutional clients only. Analysis excludes captive, and non-core products. Client and product universe not always consistent across years 2. PSE includes Pensions, Sovereigns and Endowments 3. JPM Investor Day, February 26, 2019 Slide 9: 1. Source: Coalition competitor analytics. Industry wallet includes the Coalition index banks (BAC, BARC, BNPP, C, CS, DB, GS, HSBC, JPM, MS, SG, UBS). Analysis according to the Coalition standard taxonomy Slide 10: 1. Gross balances calculation based upon estimated industry AUM published by Hedge Fund Research, Inc. (HFR) multiplied by leverage estimated from the Goldman Sachs client universe. Fundamental fund balances vary with market conditions 2. Source: Coalition institutional client analytics. Wallet includes cash execution and cash and synthetic financing wallet for leading systematic clients 3. Source: Coalition institutional client analytics, 2018. Wallet includes equities revenues for leading systematic clients Slide 11: 1. Goldman Sachs electronic tickets as a percentage of total: - ~75% of US credit - ~80% of principal delta one trades in energy and metals - ~99.9% of US cash equities 2. US over-the-counter equities trades, 10,000+ shares and $200,000+ notional. Source: FINRA, October – November 2019 Slide 15: 1. Includes sales, trading, strats and cross-divisional roles 19

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 20Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 20

Asset Management Tim O’Neill and Julian Salisbury January 29, 2020 Asset Management Tim O’Neill and Julian Salisbury January 29, 2020

What Drives Our Success Global scale across full spectrum of asset classes Power of Goldman Sachs World-class active asset sourcing and distribution manager providing holistic solutions to a wide Strong investment performance track record array of investors Ability to leverage balance sheet 1 1What Drives Our Success Global scale across full spectrum of asset classes Power of Goldman Sachs World-class active asset sourcing and distribution manager providing holistic solutions to a wide Strong investment performance track record array of investors Ability to leverage balance sheet 1 1

Global Scale Across Traditional and Alternatives 1,2 $2.3 Trillion Firmwide Investment Platform Complete offering from money markets to private assets Alternatives Liquidity Fixed Income Equity Brokerage 1 2 ~$460bn ~$790bn ~$420bn ~$320bn ~$280bn 3 Rank : #4 #4 #10 #4 NM Gap to ~$300bn ~$1 trillion ~$800bn ~$200bn NM 3 Leader : 2 2Global Scale Across Traditional and Alternatives 1,2 $2.3 Trillion Firmwide Investment Platform Complete offering from money markets to private assets Alternatives Liquidity Fixed Income Equity Brokerage 1 2 ~$460bn ~$790bn ~$420bn ~$320bn ~$280bn 3 Rank : #4 #4 #10 #4 NM Gap to ~$300bn ~$1 trillion ~$800bn ~$200bn NM 3 Leader : 2 2

Delivered Through Broad Distribution Channels


Firmwide
Asset Management
Fee-Earning ~$1.9tn
Non-Fee Earning ~$130bn¹
Brokerage ~$280bn
$2.3tn Total Assets
3rd Party Distributed ~$610bn
Wealth Management ~$560
Institutional ~$680bn
$1.9tn AUS
$1.3tn AUS
Fee-Earning AUS
Other Investment Assets
Asset Management
Consumer & Wealth Management
Asset Management

3

Franchise Built Over 30+ Years; Difficult to Replicate Breadth and Depth

1980s	1990s	2000s	2010s
Fixed Income	Fundamental Equity	Advisory	ESG[1] and Impact Investing
Liquidity Solutions	Quantitative Equity	Insurance Solutions	ETFs
Private Equity	**Asia Special Situations**	Pension Solutions	Model Portfolios
	Growth Equity	**Alternative Energy**	Retirement Advisory
	Mezzanine Funds	**Global Special Situations**	Smart Beta
	Open-Architecture	**General Partner Stakes**	Stable Value
	Real Estate Equity	**Infrastructure**	Target Date Funds
	Secondary Private Equity	**Senior Loan Fund**	**Co-Investment Funds**
		Specialty Lending	**Credit BDCs**
		Multi-Asset Funds	**Real Estate Credit**

Legend:

Traditional / **Alternatives**

4

Global Presence Driving Unique Opportunities Average Partner tenure of ~19 years Americas EMEA APAC ~800 ~200 ~200 Investment Professionals Investment Professionals Investment Professionals 1 1 1 • 76% of firmwide AUS • 15% of firmwide AUS • 9% of firmwide AUS • Investing since 1980s • Investing since 1990s • Investing since 1990s 5 5Global Presence Driving Unique Opportunities Average Partner tenure of ~19 years Americas EMEA APAC ~800 ~200 ~200 Investment Professionals Investment Professionals Investment Professionals 1 1 1 • 76% of firmwide AUS • 15% of firmwide AUS • 9% of firmwide AUS • Investing since 1980s • Investing since 1990s • Investing since 1990s 5 5

Track Record of Generating Strong Investment Returns: Traditional 1 Portion of Goldman Sachs Mutual Fund AUS Performing in the Top 50% of Morningstar Funds 3-Years 5-Years 10-Years Fixed Fixed Fixed Equity Quantitative Equity Quantitative Equity Quantitative Income Income Income 62% 66% 61% 52% 73% 79% 72% 88% 89% Total Funds Total Funds Total Funds 65% 69% 83% Consistent and persistent track record across traditional investment products 6 6Track Record of Generating Strong Investment Returns: Traditional 1 Portion of Goldman Sachs Mutual Fund AUS Performing in the Top 50% of Morningstar Funds 3-Years 5-Years 10-Years Fixed Fixed Fixed Equity Quantitative Equity Quantitative Equity Quantitative Income Income Income 62% 66% 61% 52% 73% 79% 72% 88% 89% Total Funds Total Funds Total Funds 65% 69% 83% Consistent and persistent track record across traditional investment products 6 6

Track Record of Generating Strong Investment Returns: Alternatives (Principal Strategies) 1,2,3 1,2,4 Corporate Equity Corporate Credit 21.1% Since Inception Post-Crisis 13.3% 13.0% 15.5% 9.8% 8.9% 7.5% 4.9% 5.4% S&P Leveraged Loan + Net IRR Gross IRR MSCI World Net IRR Gross IRR BAML US High Yield 1,2,5 2,6 Real Estate Credit Open Architecture Private Assets Since Inception Post-Crisis 14.4% 14.4% 13.6% 11.0% 10.7% 9.8% 7.8% 5.0% 3.3% MSCI World Net IRR Gross IRR Bloomberg Barclays Net IRR Gross IRR CMBS Index 7 7 Note: Past performance does not guarantee future results, which may vary.Track Record of Generating Strong Investment Returns: Alternatives (Principal Strategies) 1,2,3 1,2,4 Corporate Equity Corporate Credit 21.1% Since Inception Post-Crisis 13.3% 13.0% 15.5% 9.8% 8.9% 7.5% 4.9% 5.4% S&P Leveraged Loan + Net IRR Gross IRR MSCI World Net IRR Gross IRR BAML US High Yield 1,2,5 2,6 Real Estate Credit Open Architecture Private Assets Since Inception Post-Crisis 14.4% 14.4% 13.6% 11.0% 10.7% 9.8% 7.8% 5.0% 3.3% MSCI World Net IRR Gross IRR Bloomberg Barclays Net IRR Gross IRR CMBS Index 7 7 Note: Past performance does not guarantee future results, which may vary.

Resulting in Significant Asset Growth as We Deepen Client Relationships 2 Significant Firmwide AUS Growth Over the Past 5 Years Active LTFB Organic Growth (2014 - 2019) $ in billions $681 Goldman Sachs 22% $1,859 JPMorgan 18% BlackRock $179 12% $502 Alliance Bernstein 7% $202 Appreciation Allianz (PIMCO) 6% $102 Acquisitions T.Rowe 4% $198 Net Inflows $1,178 Morgan Stanley 4% Legg Mason -2% Federated -4% Represents Top 10 Public UBS -4% Active Managers Invesco -9% 1 2014 LTFB Liquidity 2019 AUS Growth AUS 8 8Resulting in Significant Asset Growth as We Deepen Client Relationships 2 Significant Firmwide AUS Growth Over the Past 5 Years Active LTFB Organic Growth (2014 - 2019) $ in billions $681 Goldman Sachs 22% $1,859 JPMorgan 18% BlackRock $179 12% $502 Alliance Bernstein 7% $202 Appreciation Allianz (PIMCO) 6% $102 Acquisitions T.Rowe 4% $198 Net Inflows $1,178 Morgan Stanley 4% Legg Mason -2% Federated -4% Represents Top 10 Public UBS -4% Active Managers Invesco -9% 1 2014 LTFB Liquidity 2019 AUS Growth AUS 8 8

One Goldman Sachs: Power of our Investment Sourcing Network UHNW Clients Institutional Clients Consumer Access to Capital & Wealth Goldman Sachs Management Corporate Relationships Investment Investment Asset Partnering with Clients Sourcing Banking Management Global Footprint Operational Expertise Global Markets Market Insights Intellectual Capital Exit Strategies 9 9One Goldman Sachs: Power of our Investment Sourcing Network UHNW Clients Institutional Clients Consumer Access to Capital & Wealth Goldman Sachs Management Corporate Relationships Investment Investment Asset Partnering with Clients Sourcing Banking Management Global Footprint Operational Expertise Global Markets Market Insights Intellectual Capital Exit Strategies 9 9

Executing a Clear Strategy for Growth Partner with Innovate to Grow Leverage asset allocators Optimize rd serve evolving 3 party balance sheet as to deliver holistic capital client needs Alternatives a strategic asset solutions 10 10Executing a Clear Strategy for Growth Partner with Innovate to Grow Leverage asset allocators Optimize rd serve evolving 3 party balance sheet as to deliver holistic capital client needs Alternatives a strategic asset solutions 10 10

Continuing to Deliver for Our Clients, Fueling Continued AUS Growth Firmwide View Significant asset growth achieved Clear path to continued growth $ in billions, unless otherwise noted +$350 1 net inflows 2 ~$2.2 trillion $100 $250 $1,859 $681 Split across Private Equity, Credit, Real Estate and Open Architecture $1,178 2014 5-Year 2019 Traditional Alternatives Longer-term AUS Growth AUS Net Inflows Net Inflows AUS 11 11Continuing to Deliver for Our Clients, Fueling Continued AUS Growth Firmwide View Significant asset growth achieved Clear path to continued growth $ in billions, unless otherwise noted +$350 1 net inflows 2 ~$2.2 trillion $100 $250 $1,859 $681 Split across Private Equity, Credit, Real Estate and Open Architecture $1,178 2014 5-Year 2019 Traditional Alternatives Longer-term AUS Growth AUS Net Inflows Net Inflows AUS 11 11

5-Year Growth Plan: Diversified Capabilities Support Broad-Based Growth


Traditional
$250bn
Equity
~40%
Fixed
Income
~60%


Alternatives
$100bn
Multi-Asset
& Other
~25%
Corporate
Equity
~35%
Real
Estate
~15%
Private
Credit
~25%

12

Partnering with Asset Allocators to Deliver Holistic Solutions


Pensions
Corporates
Risk Mgmt.
Market Views
Hedging
Holistic Advice
Insurers
Financial Intermediaries
Asset Allocation
Asset Liability Mgmt.
Outsourced CIO
Sovereign Wealth Funds
Endowments & Foundations

Goldman Sachs

Capabilities

13

Continue to Innovate to Serve Evolving Client Needs

Shift from Active to Passive		Integration of ESG		Seamless Digital Execution	
ETF and ActiveBeta		**ESG and Impact Investing**		**Liquidity Investment Solutions**	
$26bn	AUS	$74bn	AUS[1]	API	Connectivity
22	ETFs	Turnkey Solutions	Public and private markets	Cash Solutions	Proprietary liquidity platform
Cost Effective	Competitive with Passive	Acquired Capabilities	Via Imprint Capital	Expertise	Digital portal backed by Goldman Sachs team

14

Top 5 Alternative Asset Manager with Full Asset Class Capabilities Real Estate Private Equity Real Estate Equity Mid-to-Large Cap Buyouts (Core to Opportunistic) Growth Equity 38% Real Estate Credit Infrastructure 16% Secondaries Alternative Assets: Hedge Funds / 1 $320bn Credit Multi-Asset Firm-Managed Strategies Senior Secured Lending 21% 25% Manager Selection Mezzanine Financing Outsourced CIO Special Situations 15 15Top 5 Alternative Asset Manager with Full Asset Class Capabilities Real Estate Private Equity Real Estate Equity Mid-to-Large Cap Buyouts (Core to Opportunistic) Growth Equity 38% Real Estate Credit Infrastructure 16% Secondaries Alternative Assets: Hedge Funds / 1 $320bn Credit Multi-Asset Firm-Managed Strategies Senior Secured Lending 21% 25% Manager Selection Mezzanine Financing Outsourced CIO Special Situations 15 15

Prudently Leveraging Our Balance Sheet Benefitting Our Clients Benefitting Our Shareholders Aligned Interests Incubation of New Strategies Investment Sourcing Meaningful Revenue Contribution Diversified Across Various Dimensions 1 2 Total Portfolio ($62bn) Equity Portfolio excluding CIEs ($22bn) Asset Class Investments Geography Vintage RE RE Credit Equity 2012 or Americas 2016 - 19% 21% Earlier 50% Present ~1,000 29% APAC 40% Investments 33% Credit Private 31% Equity 2013 - 2015 EMEA 27% 31% 17% Other 2% 16 16Prudently Leveraging Our Balance Sheet Benefitting Our Clients Benefitting Our Shareholders Aligned Interests Incubation of New Strategies Investment Sourcing Meaningful Revenue Contribution Diversified Across Various Dimensions 1 2 Total Portfolio ($62bn) Equity Portfolio excluding CIEs ($22bn) Asset Class Investments Geography Vintage RE RE Credit Equity 2012 or Americas 2016 - 19% 21% Earlier 50% Present ~1,000 29% APAC 40% Investments 33% Credit Private 31% Equity 2013 - 2015 EMEA 27% 31% 17% Other 2% 16 16

Strong On Balance Sheet Investment Performance Goldman Sachs On Balance Sheet Investments Equity Investments Lending 17.5% 17.4% 15.9% 8.2% 7.4% Asset 13.8% 13.2% 15.4% 1 Yield 5.4% Asset 2 Yield 6.7% 6.5% 4.4% 2017 2018 2019 2017 2018 2019 Based on net revenues Based on net revenues Based on net revenues, net of expenses related to consolidated investments Based on net revenues, net of provision for credit losses 17 17Strong On Balance Sheet Investment Performance Goldman Sachs On Balance Sheet Investments Equity Investments Lending 17.5% 17.4% 15.9% 8.2% 7.4% Asset 13.8% 13.2% 15.4% 1 Yield 5.4% Asset 2 Yield 6.7% 6.5% 4.4% 2017 2018 2019 2017 2018 2019 Based on net revenues Based on net revenues Based on net revenues, net of expenses related to consolidated investments Based on net revenues, net of provision for credit losses 17 17

3rd Party Growth and Balance Sheet Remix Opportunity

(Pro Forma Simulation)


Current (2019)[1]
5-Year Growth Plan
Longer-term
Growth in 3rd Party Funds
~$1.9tn
Fee-Earning AUS
(Firmwide)
+2%
Annual Mkt. Appreciation
+$350bn
Organic AUS Growth
~$2.4tn
Fee-Earning AUS
~$6.3bn
Management and Other Fees and Incentive Fees
(Firmwide)
+$1.6bn
Assuming Stable Fee Rate (32bps) and Incentive Fees
Improved Revenue Durability
Balance Sheet Remix
~$6.2bn
On-Balance Sheet Revenues
(Asset Management)
Remix Equity to Credit
Lower Revenues and Risk
~$22bn
Attributed Common Equity
(Asset Management)
-$4bn
Capital Reduction
New Capacity for Growth

18

Improving Revenue Durability and Returns Over Time FY 2019 AM Segment Revenue Composition Longer-Term AM Segment Revenue Composition (Illustrative) Lending Lending Grow Equity Investments Management and Incentive Fees Management Equity and Lending and Incentive Investments Management Fees and Incentive Fees 19 19Improving Revenue Durability and Returns Over Time FY 2019 AM Segment Revenue Composition Longer-Term AM Segment Revenue Composition (Illustrative) Lending Lending Grow Equity Investments Management and Incentive Fees Management Equity and Lending and Incentive Investments Management Fees and Incentive Fees 19 19

Asset Management Tim O’Neill and Julian Salisbury January 29, 2020 20 20 Asset Management Tim O’Neill and Julian Salisbury January 29, 2020 20 20

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 2: Note: Values reflect firmwide investment assets, including assets in Asset Management and Consumer & Wealth segments 1. Includes non-fee-earning assets in Alternatives of ~$130bn, which are not included in reported Assets Under Supervision 2. Includes brokerage assets of ~$280bn, which are not included in reported Assets Under Supervision 3. Data as of 3Q19. Competitor data compiled from publicly available Quarterly Earnings Releases and Supplements, eVestment database, and Morningstar Direct. Where product classification (e.g. fixed income vs. alternatives) and portfolio management style (passive vs. active) were not explicit in competitors’ publicly available data, GS applied certain assumptions for purposes of making comparisons. Peer population represents key competitors tracked internally by product classification and portfolio management style Slide 3: 1. Non-fee earning assets of ~$130bn includes Goldman Sachs balance sheet investments, employee funds, leverage, cost vs. fair value on Alternatives funds, and unfunded capital commitments Slide 4: 1. ESG refers to Environmental, Social, and Governance Slide 5: 1. Regional AUS includes Asset Management and Consumer & Wealth Management segments, excluding brokerage and non-fee earning assets Slide 6: Note, past performance does not guarantee future results, which may vary 1. Represents global funds. Source: Morningstar. Data of December 31, 2019 21 21End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 2: Note: Values reflect firmwide investment assets, including assets in Asset Management and Consumer & Wealth segments 1. Includes non-fee-earning assets in Alternatives of ~$130bn, which are not included in reported Assets Under Supervision 2. Includes brokerage assets of ~$280bn, which are not included in reported Assets Under Supervision 3. Data as of 3Q19. Competitor data compiled from publicly available Quarterly Earnings Releases and Supplements, eVestment database, and Morningstar Direct. Where product classification (e.g. fixed income vs. alternatives) and portfolio management style (passive vs. active) were not explicit in competitors’ publicly available data, GS applied certain assumptions for purposes of making comparisons. Peer population represents key competitors tracked internally by product classification and portfolio management style Slide 3: 1. Non-fee earning assets of ~$130bn includes Goldman Sachs balance sheet investments, employee funds, leverage, cost vs. fair value on Alternatives funds, and unfunded capital commitments Slide 4: 1. ESG refers to Environmental, Social, and Governance Slide 5: 1. Regional AUS includes Asset Management and Consumer & Wealth Management segments, excluding brokerage and non-fee earning assets Slide 6: Note, past performance does not guarantee future results, which may vary 1. Represents global funds. Source: Morningstar. Data of December 31, 2019 21 21

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 7: Note: Past performance does not guarantee future results, which may vary. 1. Performance is based on net asset values as of 9/30/19 for Corporate Equity, Corporate Credit, and Real Estate Credit strategies. Performance is calculated by pooling the cash flows and calculating the IRR of the resulting cash flow stream on a capital-weighted basis for fee-paying investors. The information on which this performance is based is unaudited and reflects best available estimates, and therefore may be subject to change. Gross performance is based on aggregated cash flows without deduction for fees, carried interest, or fund expenses and includes leverage from fund-level credit facilities (which may enhance investor returns). Net performance is based on aggregated cash flows with deduction for fees, carried interest and fund expenses and includes leverage from fund-level credit facilities (which may enhance investor returns) 2. Index performance is calculated using the Modified PME approach, net of reasonable index transaction costs proxied to ETF expense ratios. Public Market Equivalent (PME), or the Index Comparison Method, is a methodology for calculating private market benchmark returns by using private fund cash flows and public market index returns. It is not possible to invest directly in an index, and the simulation seeks to provide a basis for comparing index returns with fund returns by mirroring the timing and amounts of cash flows of the fund to the index. The indices chosen for comparison were selected because we believe that they represent the closest public market alternative to investing in each of the applicable principal strategies 3. Reflects weighted average performance of Corporate Equity strategy since 2000 and specifically includes GSCP 2000, GSCP V, GSCP VI, the Pre-CPVII portfolio and WSCP VII. The Pre-CPVII portfolio represents all investments over $100mm made by the balance sheet and managed accounts between 2012 and 2016 (post-GSCP VI, but pre-WSCP VII). The benchmark is MSCI World Total Return Index 4. Reflects weighted average performance of all Senior Credit and Mezzanine vehicles managed by MBD since inception and since post-crisis, as applicable. Post-crisis reflects the following vehicles that were raised since 2009: BSLP 2013, BSLP III, SCP, SCP II, GSMP VI and GSMP VII. Senior Credit and Mezzanine strategies are benchmarked separately against S&P Global Leveraged Loan and BAML US High Yield Master II Total Return indices before aggregation 5. Reflects weighted average performance of all Real Estate Credit funds managed by MBD since inception and since post-crisis, as applicable. Post-crisis reflects the following funds that were raised since 2009: RECP II and RECP III. The benchmark is Bloomberg Barclays CMBS Total Return Index 6. Open Architecture Private Assets performance reflects all commingled client vehicles of the Private Equity Partners (first fund 1997), Private Equity Manager (first fund 2011), Vintage (first fund 1998), Petershill (first fund 2007), and Private Equity Co-investment Partners (first fund 2014) series of funds raised since 2000. These funds are closed to new investors. Performance is calculated by pooling the asset-weighted cash flows and 6/30/2019 asset valuations and calculating the IRR of the resulting cash flow stream. The information on which this performance is based is unaudited and reflects best available estimates, and therefore may be subject to change. Gross performance is based on the cash flows between the funds and their investments and do not deduct GSAM-related fees, carried interest, or GSAM vehicle expenses, but do deduct any management fees, carried interest, or expenses from third- party managers. Net performance is based on the aggregated cash flows of the fee-paying investors in the funds and includes GSAM-related fees, carried interest and vehicle expenses. Net performance figures also reflect the impact of all GSAM fund-level and underlying manager-level credit facilities, the reinvestment of proceeds from the sale of underlying funds and/or portfolio companies, cash management, and hedging, which may enhance investor returns. Investor returns may be lower without these activities, but leverage will magnify the loss of capital to investors if investments experience negative performance 22 22End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 7: Note: Past performance does not guarantee future results, which may vary. 1. Performance is based on net asset values as of 9/30/19 for Corporate Equity, Corporate Credit, and Real Estate Credit strategies. Performance is calculated by pooling the cash flows and calculating the IRR of the resulting cash flow stream on a capital-weighted basis for fee-paying investors. The information on which this performance is based is unaudited and reflects best available estimates, and therefore may be subject to change. Gross performance is based on aggregated cash flows without deduction for fees, carried interest, or fund expenses and includes leverage from fund-level credit facilities (which may enhance investor returns). Net performance is based on aggregated cash flows with deduction for fees, carried interest and fund expenses and includes leverage from fund-level credit facilities (which may enhance investor returns) 2. Index performance is calculated using the Modified PME approach, net of reasonable index transaction costs proxied to ETF expense ratios. Public Market Equivalent (PME), or the Index Comparison Method, is a methodology for calculating private market benchmark returns by using private fund cash flows and public market index returns. It is not possible to invest directly in an index, and the simulation seeks to provide a basis for comparing index returns with fund returns by mirroring the timing and amounts of cash flows of the fund to the index. The indices chosen for comparison were selected because we believe that they represent the closest public market alternative to investing in each of the applicable principal strategies 3. Reflects weighted average performance of Corporate Equity strategy since 2000 and specifically includes GSCP 2000, GSCP V, GSCP VI, the Pre-CPVII portfolio and WSCP VII. The Pre-CPVII portfolio represents all investments over $100mm made by the balance sheet and managed accounts between 2012 and 2016 (post-GSCP VI, but pre-WSCP VII). The benchmark is MSCI World Total Return Index 4. Reflects weighted average performance of all Senior Credit and Mezzanine vehicles managed by MBD since inception and since post-crisis, as applicable. Post-crisis reflects the following vehicles that were raised since 2009: BSLP 2013, BSLP III, SCP, SCP II, GSMP VI and GSMP VII. Senior Credit and Mezzanine strategies are benchmarked separately against S&P Global Leveraged Loan and BAML US High Yield Master II Total Return indices before aggregation 5. Reflects weighted average performance of all Real Estate Credit funds managed by MBD since inception and since post-crisis, as applicable. Post-crisis reflects the following funds that were raised since 2009: RECP II and RECP III. The benchmark is Bloomberg Barclays CMBS Total Return Index 6. Open Architecture Private Assets performance reflects all commingled client vehicles of the Private Equity Partners (first fund 1997), Private Equity Manager (first fund 2011), Vintage (first fund 1998), Petershill (first fund 2007), and Private Equity Co-investment Partners (first fund 2014) series of funds raised since 2000. These funds are closed to new investors. Performance is calculated by pooling the asset-weighted cash flows and 6/30/2019 asset valuations and calculating the IRR of the resulting cash flow stream. The information on which this performance is based is unaudited and reflects best available estimates, and therefore may be subject to change. Gross performance is based on the cash flows between the funds and their investments and do not deduct GSAM-related fees, carried interest, or GSAM vehicle expenses, but do deduct any management fees, carried interest, or expenses from third- party managers. Net performance is based on the aggregated cash flows of the fee-paying investors in the funds and includes GSAM-related fees, carried interest and vehicle expenses. Net performance figures also reflect the impact of all GSAM fund-level and underlying manager-level credit facilities, the reinvestment of proceeds from the sale of underlying funds and/or portfolio companies, cash management, and hedging, which may enhance investor returns. Investor returns may be lower without these activities, but leverage will magnify the loss of capital to investors if investments experience negative performance 22 22

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 8: 1. LTFB refers to long-term fee based assets, including equity, fixed income, and alternatives 2. Reflects cumulative organic growth from YE2014 through YE2019 where applicable (excluding acquisitions), calculated as active LTFB net sales divided by 2014 LTFB AUS. Competitor data compiled from publicly available Quarterly Earnings Releases and Supplements, eVestment database, and Morningstar Direct. Competitor data reflects most recently available Quarterly Earnings Releases as of 1/22/2020; eVestment data as of Q3 2019; Morningstar Direct data as of 12/31/2019 for US-Domiciled Funds and 11/30/2019 for Non-US Domiciled Funds. Where product classification (e.g. fixed income vs. alternatives) and portfolio management style (passive vs. active) were not explicit in competitors’ publicly available data, GS applied certain assumptions for purposes of making comparisons. Peer population represents key competitors tracked internally by product classification and portfolio management style Slide 11: 1. Growth shown net of realizations 2. Plus or minus net market appreciation, acquisitions, dispositions, and changes in Goldman Sachs’ on balance sheet investments Slide 14: 1. ESG and impact investing AUS includes mandates where there is an explicit ESG or impact objective in the investment guidelines Slide 15: 1. Includes non-fee-earning assets in Alternatives Slide 16: 1. Total asset management investment portfolio includes $71bn of balance sheet assets less ~$9bn of non-recourse debt, primarily attributable to our Consolidated Real Estate Equity Investments 2. Equity portfolio of $22bn excludes all Consolidated Investment Entities, which total ~$17bn and are funded with liabilities of ~$9bn, substantially all of which were non-recourse Slide 17: 1. Asset yield equals net revenues related to equity investments divided by average on balance sheet equity investments. A second version of this metric reflects a deduction for expenses related to Consolidated Investment Entities 2. Asset yield equals lending-related net revenues divided by average on balance sheet credit investments. A second version of this metric reflects a deduction for provision for credit losses Slide 18: 1. Assets Under Supervision, Management and Other Fees, and Incentive fees reflect aggregate of Asset Management and Consumer & Wealth Management. On balance sheet revenues reflect 2019 Equity Investments and Lending revenues in Asset Management 23 23End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 8: 1. LTFB refers to long-term fee based assets, including equity, fixed income, and alternatives 2. Reflects cumulative organic growth from YE2014 through YE2019 where applicable (excluding acquisitions), calculated as active LTFB net sales divided by 2014 LTFB AUS. Competitor data compiled from publicly available Quarterly Earnings Releases and Supplements, eVestment database, and Morningstar Direct. Competitor data reflects most recently available Quarterly Earnings Releases as of 1/22/2020; eVestment data as of Q3 2019; Morningstar Direct data as of 12/31/2019 for US-Domiciled Funds and 11/30/2019 for Non-US Domiciled Funds. Where product classification (e.g. fixed income vs. alternatives) and portfolio management style (passive vs. active) were not explicit in competitors’ publicly available data, GS applied certain assumptions for purposes of making comparisons. Peer population represents key competitors tracked internally by product classification and portfolio management style Slide 11: 1. Growth shown net of realizations 2. Plus or minus net market appreciation, acquisitions, dispositions, and changes in Goldman Sachs’ on balance sheet investments Slide 14: 1. ESG and impact investing AUS includes mandates where there is an explicit ESG or impact objective in the investment guidelines Slide 15: 1. Includes non-fee-earning assets in Alternatives Slide 16: 1. Total asset management investment portfolio includes $71bn of balance sheet assets less ~$9bn of non-recourse debt, primarily attributable to our Consolidated Real Estate Equity Investments 2. Equity portfolio of $22bn excludes all Consolidated Investment Entities, which total ~$17bn and are funded with liabilities of ~$9bn, substantially all of which were non-recourse Slide 17: 1. Asset yield equals net revenues related to equity investments divided by average on balance sheet equity investments. A second version of this metric reflects a deduction for expenses related to Consolidated Investment Entities 2. Asset yield equals lending-related net revenues divided by average on balance sheet credit investments. A second version of this metric reflects a deduction for provision for credit losses Slide 18: 1. Assets Under Supervision, Management and Other Fees, and Incentive fees reflect aggregate of Asset Management and Consumer & Wealth Management. On balance sheet revenues reflect 2019 Equity Investments and Lending revenues in Asset Management 23 23

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 24 24Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 24 24

Consumer & Wealth Management Eric Lane January 29, 2020 Consumer & Wealth Management Eric Lane January 29, 2020

What Drives Our Success Our Brand Signifies Credibility and Excellence We provide Unwavering Commitment unparalleled advice to Serving Our Clients and product experience to help individuals through Our Ability to Deliver all stages of their the Entire Firm financial journeys Advice-Led Technology-Enabled Client Solutions 1 What Drives Our Success Our Brand Signifies Credibility and Excellence We provide Unwavering Commitment unparalleled advice to Serving Our Clients and product experience to help individuals through Our Ability to Deliver all stages of their the Entire Firm financial journeys Advice-Led Technology-Enabled Client Solutions 1

Serving Clients Across the Wealth Spectrum to Expand Our Addressable Market

	Wealth Management		Consumer
Customer Segment	Ultra-High Net Worth (UHNW)	High Net Worth (HNW)	Mass Affluent
Assets / Avg. Income	>$10mm (investable assets)	$1-10mm (investable assets)	<$1mm / $100K (investable assets / income)
U.S. Market Size[1] (investable assets / deposits)	$10tn / $1.5tn	$18tn / $3.1tn	$13tn / $3.5tn
Goldman Sachs Wealth Market Share[1]	~7%	<1%	NA

← Advisor-Led — Digitally-Enabled →

2

Our Client and Firm Investment Assets

Firmwide

Consumer & Wealth Management

Wealth Management



Non-Fee Earning ~$130bn[1]
Institutional ~$680bn
Brokerage Assets ~$280bn
~$2.3tn
Total Assets
Wealth Management ~$560bn
3rd Party Distributed ~$610bn
HNW Fee Based AUS ~$85bn
Brokerage ~$280bn
~$840bn
Total Assets
UHNW Fee Based AUS ~$475bn



$116bn
$60
$56
$35bn
$7
$28
Loans / Card
Deposits
Wealth Management
Consumer

3

Long-Term Track Record of Growth $5.2bn >90% Revenues Management Fees or NII 1 Advisors Client Assets ($bn) Deposits ($bn) >50% >40% $116 ~1,400 Growth Growth ~$840 +3x ~$590 $60 ~900 $56 $35 2014 2019 2014 2019 2014 2019 Wealth Management Consumer 4 Long-Term Track Record of Growth $5.2bn >90% Revenues Management Fees or NII 1 Advisors Client Assets ($bn) Deposits ($bn) >50% >40% $116 ~1,400 Growth Growth ~$840 +3x ~$590 $60 ~900 $56 $35 2014 2019 2014 2019 2014 2019 Wealth Management Consumer 4

Executing a Clear Strategy for Growth 1. 2. 3. Growing Our Expanding Building a Premier UHNW Our HNW Leading Digital Wealth Business Platform Consumer Bank Globally Increase advisors and Leverage corporate Scale existing products, capture embedded client relationships and expand introduce new channels opportunity HNW franchise reach and launch new products 5 Executing a Clear Strategy for Growth 1. 2. 3. Growing Our Expanding Building a Premier UHNW Our HNW Leading Digital Wealth Business Platform Consumer Bank Globally Increase advisors and Leverage corporate Scale existing products, capture embedded client relationships and expand introduce new channels opportunity HNW franchise reach and launch new products 5

1 Leading Ultra-High Net Worth Platform Leading Global Business in Fragmented Market ~800 ~$3.5bn >85% 1 advisors revenues management fees or NII ~13,000 ~$55mm ~14 years 2 clients avg. account size avg. tenure per advisor ~$475bn >$4mm 1 of AUS advisor productivity 3 Growing Our ~3% Global Market Share 6 1 Leading Ultra-High Net Worth Platform Leading Global Business in Fragmented Market ~800 ~$3.5bn >85% 1 advisors revenues management fees or NII ~13,000 ~$55mm ~14 years 2 clients avg. account size avg. tenure per advisor ~$475bn >$4mm 1 of AUS advisor productivity 3 Growing Our ~3% Global Market Share 6

1 Increase Scale via Global Advisor Growth

Targeting 3-Year Global Advisor Growth of ~30% via ~250 new Private Wealth Advisors[1]

Goldman Sachs UHNW AUS Mix


Asia
5%
EMEA
11%
Americas
84%

Region	Advisors	
Americas	+20%	Organic talent development
EMEA	+50%	Experienced lateral hires with significant existing client business
APAC	+50%	Sourcing experienced hires with high growth potential

7

1 Capturing Embedded Opportunity with Existing Clients 1 Client Assets Lending Penetration HNW Fee Based AUS $28bn Brokerage 10% 33% of Total WM Loans ~$840bn 27% of Client Assets UHNW Fee Based AUS 57% ~$475bn of UHNW AUS 8% Alts Liquidity Fixed Income Equity 14% 16% 34% 36% U.S. Penetration International Penetration Increase client returns via diversification 8 1 Capturing Embedded Opportunity with Existing Clients 1 Client Assets Lending Penetration HNW Fee Based AUS $28bn Brokerage 10% 33% of Total WM Loans ~$840bn 27% of Client Assets UHNW Fee Based AUS 57% ~$475bn of UHNW AUS 8% Alts Liquidity Fixed Income Equity 14% 16% 34% 36% U.S. Penetration International Penetration Increase client returns via diversification 8

2 Integrated Corporate Client Service through Ayco

Providing corporate clients and their employees a holistic wealth offering

AYCO
A GOLDMAN SACHS COMPANY

C-Suite
- Financial counseling and family office
- Full service integrated offering

Senior Level Executives
- Personalized financial planning via dedicated advisor
- Digital wealth, wellness and budgeting

Broader Employees
- Live coaching
- High-value banking products

Goldman Sachs Footprint	~435 Corporations	>1mm U.S. Employees
Target Opportunity	~1,500 Corporations[1]	~40mm Est. Global Employees[2]
Total Market	~16,000 Corporations[3]	~50mm Est. U.S. Employees[4]

9

2 High Net Worth Expansion High growth, U.S.-focused business in expansion mode ~600 advisors ~$0.9bn >95% revenues management fees or NII ~40,000 clients 1 Present in 28 of top 30 U.S. metro areas ~$85bn of AUS 2 Growing from our <1% U.S. Market Share 10 2 High Net Worth Expansion High growth, U.S.-focused business in expansion mode ~600 advisors ~$0.9bn >95% revenues management fees or NII ~40,000 clients 1 Present in 28 of top 30 U.S. metro areas ~$85bn of AUS 2 Growing from our <1% U.S. Market Share 10

3 Building a Leading Digital Consumer Bank Our Vision Our Criteria Our Value Proposition Demonstrating we are “on your side” through products that are: Ability to Our Simple Address Building the consumer bank of Competitive Consumer Advantages Pain Points Transparent the future to address the spending, borrowing and Valuable saving needs for millions of Deep Personal Revenue customers and help them take Pools Secure control of their financial lives 11 3 Building a Leading Digital Consumer Bank Our Vision Our Criteria Our Value Proposition Demonstrating we are “on your side” through products that are: Ability to Our Simple Address Building the consumer bank of Competitive Consumer Advantages Pain Points Transparent the future to address the spending, borrowing and Valuable saving needs for millions of Deep Personal Revenue customers and help them take Pools Secure control of their financial lives 11

3 Progress Three Years In Customers Deposit Balances Loan / Card Balances Revenue ~$860mm $60bn ~5mm ~$7bn $12bn 1 0.2mm $0.2bn $2mm 2016 2019 2016 2019 2016 2019 2016 2019 12 3 Progress Three Years In Customers Deposit Balances Loan / Card Balances Revenue ~$860mm $60bn ~5mm ~$7bn $12bn 1 0.2mm $0.2bn $2mm 2016 2019 2016 2019 2016 2019 2016 2019 12

3 Creating an Integrated Platform Partnerships Spend Borrow Save Products Checking Invest / Wealth Credit Cards Loans Savings (2021) (2020) Direct Financial Merchants at Corporates Corporate Channels Relationships Marketing Tools Point of Sale (via Ayco) Partner / Brand Savings Insights Pay @Work Co-Brand 13 3 Creating an Integrated Platform Partnerships Spend Borrow Save Products Checking Invest / Wealth Credit Cards Loans Savings (2021) (2020) Direct Financial Merchants at Corporates Corporate Channels Relationships Marketing Tools Point of Sale (via Ayco) Partner / Brand Savings Insights Pay @Work Co-Brand 13

3 Marcus by Goldman Sachs 14 3 Marcus by Goldman Sachs 14

③ Consumer Credit Risk Management

Holistic Approach


Governance and Expertise
Foundational Credit Decision Framework
Credit Risk Management
Modern Technology Infrastructure
Risk-Focused Product Design

Disciplined Risk Appetite[1]

Offer Presentment / Approval Rate	~25-30%
Avg. FICO Score at Origination	~740
Current Balances	~$7bn

Designed to drive resiliency and through-the-cycle performance

15

Driving Higher Margins in Consumer & Wealth Management 5-Year Consumer C&WM Segment C&WM Metrics (2019) Opportunity Forward Pre-tax Margin >20% Net Grow to $125bn+ $5.2bn Consumer Deposit Balances Revenues ~15% Grow to $20bn+ Pre-tax $0.2bn Loan / Card Balances Earnings 5% $700mm - $900mm Pre-tax 5% Pre-tax Income ex-reserves Margin FY19 Medium-term At scale 16 Driving Higher Margins in Consumer & Wealth Management 5-Year Consumer C&WM Segment C&WM Metrics (2019) Opportunity Forward Pre-tax Margin >20% Net Grow to $125bn+ $5.2bn Consumer Deposit Balances Revenues ~15% Grow to $20bn+ Pre-tax $0.2bn Loan / Card Balances Earnings 5% $700mm - $900mm Pre-tax 5% Pre-tax Income ex-reserves Margin FY19 Medium-term At scale 16

Consumer & Wealth Management Eric Lane January 29, 2020 Consumer & Wealth Management Eric Lane January 29, 2020

0.53.95 End Notes 110.147.190 Note: Data as of 2019YE except where otherwise noted 32.101.124 These notes refer to the financial metrics and/or defined term presented on: Slide 2: 106.165.191 1. UHNW market share reflects GS client assets in the Americas and personal financial assets of >$30mm. HNW market share reflects GS client assets in the US and personal financial assets between $1mm and $10mm. Source: McKinsey Wealth Pools, 2018. Market share calculated using GS total client assets figures. Deposits are included in investable asset figures and include retail current account deposits, savings deposits and term deposits 63.174.191 Slide 3: 1. Non-Fee Earning assets of ~$130bn includes Goldman Sachs balance sheet investments, employee funds, leverage, cost vs. fair value on Alternatives funds and unfunded capital 32.152.193 commitments Slide 4: 0.129.198 1. Client assets include Wealth Management AUS and brokerage assets Slide 6: 81.112.181 1. Reflects both self-sustaining and non-self-sustaining advisors 2. Reflects self-sustaining advisors only 3. Based on total global UHNW market size of $26tn in investable assets per McKinsey Wealth Pools, 2018. Market share calculated using GS UHNW client assets figures. Deposits are 35.199.186 included in investable asset figures and include retail current account deposits, savings deposits and term deposits Slide 7: 122.104.172 1. Targeted growth from 2019YE through 2022YE Slide 8: 224:120:40 1. Loans include bank loans, mortgages and GS Select; excludes Margin. Penetration measures PWM accounts with bank loan / mortgage products vs. total accounts by region Slide 9: 1. Target corporations include existing corporate clients and prospects 2. Due to limited data availability of U.S. employee count, global employee estimate is included. Ayco target market is U.S.-only today. Source: 2019 Fortune 1000 & Forbes America's Largest Private Companies 2019 Ranking 3. Number of U.S. firms that are Corporations or S-Corporations with 500+ employees. Source: U.S. Census Bureau, 2016 Statistics of U.S. Businesses (SUSB) Annual Data Tables by Establishment Industry 4. Employment for U.S. firms that are Corporations or S-Corporations with 500+ employees. Source: U.S. Census Bureau, 2016 Statistics of U.S. Businesses (SUSB) Annual Data Tables by Establishment Industry 18 0.53.95 End Notes 110.147.190 Note: Data as of 2019YE except where otherwise noted 32.101.124 These notes refer to the financial metrics and/or defined term presented on: Slide 2: 106.165.191 1. UHNW market share reflects GS client assets in the Americas and personal financial assets of >$30mm. HNW market share reflects GS client assets in the US and personal financial assets between $1mm and $10mm. Source: McKinsey Wealth Pools, 2018. Market share calculated using GS total client assets figures. Deposits are included in investable asset figures and include retail current account deposits, savings deposits and term deposits 63.174.191 Slide 3: 1. Non-Fee Earning assets of ~$130bn includes Goldman Sachs balance sheet investments, employee funds, leverage, cost vs. fair value on Alternatives funds and unfunded capital 32.152.193 commitments Slide 4: 0.129.198 1. Client assets include Wealth Management AUS and brokerage assets Slide 6: 81.112.181 1. Reflects both self-sustaining and non-self-sustaining advisors 2. Reflects self-sustaining advisors only 3. Based on total global UHNW market size of $26tn in investable assets per McKinsey Wealth Pools, 2018. Market share calculated using GS UHNW client assets figures. Deposits are 35.199.186 included in investable asset figures and include retail current account deposits, savings deposits and term deposits Slide 7: 122.104.172 1. Targeted growth from 2019YE through 2022YE Slide 8: 224:120:40 1. Loans include bank loans, mortgages and GS Select; excludes Margin. Penetration measures PWM accounts with bank loan / mortgage products vs. total accounts by region Slide 9: 1. Target corporations include existing corporate clients and prospects 2. Due to limited data availability of U.S. employee count, global employee estimate is included. Ayco target market is U.S.-only today. Source: 2019 Fortune 1000 & Forbes America's Largest Private Companies 2019 Ranking 3. Number of U.S. firms that are Corporations or S-Corporations with 500+ employees. Source: U.S. Census Bureau, 2016 Statistics of U.S. Businesses (SUSB) Annual Data Tables by Establishment Industry 4. Employment for U.S. firms that are Corporations or S-Corporations with 500+ employees. Source: U.S. Census Bureau, 2016 Statistics of U.S. Businesses (SUSB) Annual Data Tables by Establishment Industry 18

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 10: 1. Source: U.S. Census Bureau 2. Based on total U.S. HNW market size of $18 trillion in investable assets per McKinsey Wealth Pools, 2018. Market share calculated using GS HNW client assets figures. Deposits are included in investable asset figures and include retail current account deposits, savings deposits and term deposits Slide 12: Note: Graphs not to scale 1. 2016 revenue does not include results from Consumer deposit-taking activities Slide 15: 1. Metrics are across total loan and card portfolios and dollar-weighted; FICO at origination is account-weighted 19 End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 10: 1. Source: U.S. Census Bureau 2. Based on total U.S. HNW market size of $18 trillion in investable assets per McKinsey Wealth Pools, 2018. Market share calculated using GS HNW client assets figures. Deposits are included in investable asset figures and include retail current account deposits, savings deposits and term deposits Slide 12: Note: Graphs not to scale 1. 2016 revenue does not include results from Consumer deposit-taking activities Slide 15: 1. Metrics are across total loan and card portfolios and dollar-weighted; FICO at origination is account-weighted 19

0.53.95 Cautionary Note on Forward-Looking Statements 110.147.190 32.101.124 Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated 106.165.191 interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- 63.174.191 looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s 32.152.193 current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the 0.129.198 capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of 81.112.181 more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to 35.199.186 achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on 122.104.172 Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is 224:120:40 posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 20 0.53.95 Cautionary Note on Forward-Looking Statements 110.147.190 32.101.124 Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated 106.165.191 interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- 63.174.191 looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s 32.152.193 current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the 0.129.198 capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of 81.112.181 more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to 35.199.186 achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on 122.104.172 Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is 224:120:40 posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 20

International Strategy Richard Gnodde Chief Executive Officer | Goldman Sachs International January 29, 2020 International Strategy Richard Gnodde Chief Executive Officer | Goldman Sachs International January 29, 2020

Growth of International Footprint A Remarkable, Organic Growth Story 1 1 1 REVENUES HEADCOUNT OFFICES 1990 1990 1990 $0.7bn ~1,500 8 1 Growth of International Footprint A Remarkable, Organic Growth Story 1 1 1 REVENUES HEADCOUNT OFFICES 1990 1990 1990 $0.7bn ~1,500 8 1

Growth of International Footprint A Remarkable, Organic Growth Story 1 1 1 REVENUES HEADCOUNT OFFICES 1990 2019 GROWTH 1990 2019 GROWTH 1990 2019 GROWTH $0.7bn ~$15bn +22x ~1,500 ~17,800 +12x 8 41 +5x 2 Growth of International Footprint A Remarkable, Organic Growth Story 1 1 1 REVENUES HEADCOUNT OFFICES 1990 2019 GROWTH 1990 2019 GROWTH 1990 2019 GROWTH $0.7bn ~$15bn +22x ~1,500 ~17,800 +12x 8 41 +5x 2

Deep International Footprint: Differentiated in Reach and Share The scale and breadth of our international businesses position us to better serve our clients ~40% Firmwide Revenues ($bn) ~45% Headcount Consumer & LatAm Wealth Mgmt $0.8 5% Investment Banking ~40% Female 16% Asia $4.7 By Global By 1 ~100 Languages Segment Markets Region 48% EMEA (EMEA & Asia) Asset $9.7 Mgmt 31% ~140 Nationalities 1 28% Pre-tax Margin 3 Deep International Footprint: Differentiated in Reach and Share The scale and breadth of our international businesses position us to better serve our clients ~40% Firmwide Revenues ($bn) ~45% Headcount Consumer & LatAm Wealth Mgmt $0.8 5% Investment Banking ~40% Female 16% Asia $4.7 By Global By 1 ~100 Languages Segment Markets Region 48% EMEA (EMEA & Asia) Asset $9.7 Mgmt 31% ~140 Nationalities 1 28% Pre-tax Margin 3

Deliver the Firm: One Goldman Sachs A Local Client Accessing Global Capabilities UHNW Clients Global Institutional Clients Financing Markets Goldman Sachs Asset Divestitures Advisory & Asset Investment Green Bond Issuance Underwriting Management Banking Strategic Advice Consumer & Sustainable Investing Wealth Investing Opportunity Management 4 Deliver the Firm: One Goldman Sachs A Local Client Accessing Global Capabilities UHNW Clients Global Institutional Clients Financing Markets Goldman Sachs Asset Divestitures Advisory & Asset Investment Green Bond Issuance Underwriting Management Banking Strategic Advice Consumer & Sustainable Investing Wealth Investing Opportunity Management 4

Deliver the Firm: One Goldman Sachs A Global Client Accessing Local Capabilities Cross-border Acquisitions Corporate Restructuring Global Trusted Advisor Markets Asset Sales / Divestitures JV Formation Asset Investment Lead IPO Underwriter Management Banking Long-term Financier Bond and Loan Issuance Consumer & Market Insights Wealth Management Provider of Entry / Exit Strategies Intellectual Capital Strategic Advice 5 Deliver the Firm: One Goldman Sachs A Global Client Accessing Local Capabilities Cross-border Acquisitions Corporate Restructuring Global Trusted Advisor Markets Asset Sales / Divestitures JV Formation Asset Investment Lead IPO Underwriter Management Banking Long-term Financier Bond and Loan Issuance Consumer & Market Insights Wealth Management Provider of Entry / Exit Strategies Intellectual Capital Strategic Advice 5

Leading Global Investment Banking and Market Making Franchise Enabled by our International Footprint EMEA Asia Pacific Latin America M&A #1 1 Investment Banking Equity Underwriting #2 High Yield Debt #4 FICC 2 Global Markets #2 Equities Alternatives Leading Platform Asset Management GSAM Private Wealth Growing Platform Consumer & Wealth Management Consumer 6 Leading Global Investment Banking and Market Making Franchise Enabled by our International Footprint EMEA Asia Pacific Latin America M&A #1 1 Investment Banking Equity Underwriting #2 High Yield Debt #4 FICC 2 Global Markets #2 Equities Alternatives Leading Platform Asset Management GSAM Private Wealth Growing Platform Consumer & Wealth Management Consumer 6

Firmwide Strategy Consistent Globally Operate More Grow and Strengthen Diversify Our Products Efficiently Existing Businesses and Services Invest in automation and digitization Investment Banking client expansion Build Transaction Banking Grow in new geographies Grow third party Alternatives Streamline organizational structure Wealth Management penetration Scale Consumer Banking Grow strategic locations 7 Firmwide Strategy Consistent Globally Operate More Grow and Strengthen Diversify Our Products Efficiently Existing Businesses and Services Invest in automation and digitization Investment Banking client expansion Build Transaction Banking Grow in new geographies Grow third party Alternatives Streamline organizational structure Wealth Management penetration Scale Consumer Banking Grow strategic locations 7

Substantial and Growing Footprint in Developed Markets Evolving structure of European Continental bank balance sheets creating Europe commercial opportunities Longstanding presence in large Market share opportunities as large competitors reposition and diverse region – Goldman Sachs well positioned Incremental push to complete EU to benefit from competitive Banking and Capital Markets Union, stimulating cross-border activity dynamics and development of EU capital markets Significant growth in EU-27 headcount, moving coverage closer to our clients 8 Substantial and Growing Footprint in Developed Markets Evolving structure of European Continental bank balance sheets creating Europe commercial opportunities Longstanding presence in large Market share opportunities as large competitors reposition and diverse region – Goldman Sachs well positioned Incremental push to complete EU to benefit from competitive Banking and Capital Markets Union, stimulating cross-border activity dynamics and development of EU capital markets Significant growth in EU-27 headcount, moving coverage closer to our clients 8

Substantial and Growing Footprint in Developed Markets Leading international bank in well- developed and significant market Japan Engage in transformational domestic transactions, as well as Japan is one of the highest cross-divisional focus on Alternatives products revenue contributors in the APAC region with opportunity Grow market share through rollout of systematic execution platform to grow our strong franchise with competitive pricing Facilitate transaction banking for global clients 9 Substantial and Growing Footprint in Developed Markets Leading international bank in well- developed and significant market Japan Engage in transformational domestic transactions, as well as Japan is one of the highest cross-divisional focus on Alternatives products revenue contributors in the APAC region with opportunity Grow market share through rollout of systematic execution platform to grow our strong franchise with competitive pricing Facilitate transaction banking for global clients 9

China: Expand Footprint Across Developing Markets

GS China Background

- **25+ Years Onshore in China** — Established in 1994
- **#1 Foreign Firm** — in Equity and M&A[1]
- **$10bn Invested in China** — Principal Investments over the last 25 years[2]

Shifting Landscape

Acceleration of Capital Markets Reforms → Rebalancing of Funding from Banking System to Capital Markets → Structural Change in Asset Management → **$100bn+** Estimated Industry Revenue Pool by mid-2020s[3]

Significant Opportunities

1. Increase in foreign inflows to onshore trading markets
2. Increase in cross-border Investment Banking activities
3. Expand Private Wealth and Asset Management franchises

Achieve 100% ownership of our business

China is a major focus area with an increasing addressable market and opportunity set

10

Alternative Investment Platform Operating at Scale

>400
Investment professionals
based across 18 countries outside the U.S.

>50%
of 3rd party capital[1] raised
from international investors

~$110bn
of alternative assets internationally

~35%
of global alternative assets

>$20bn
of alternative assets invested
in developing markets

Well-diversified portfolio and pipeline of alternative investments with track record of delivering strong returns

11

Alternative Investment Platform Private Equity Real Estate Private Credit Infrastructure Well-diversified portfolio and pipeline of alternative investments with track record of delivering strong returns 12 Alternative Investment Platform Private Equity Real Estate Private Credit Infrastructure Well-diversified portfolio and pipeline of alternative investments with track record of delivering strong returns 12

Alternative Investment Platform to Scale Further ~$100bn Alternatives Net Inflows Global Long-term 1 Target Our international franchise will be a critical contributor in achieving our firmwide targets 13 Alternative Investment Platform to Scale Further ~$100bn Alternatives Net Inflows Global Long-term 1 Target Our international franchise will be a critical contributor in achieving our firmwide targets 13

Unique Wealth Management Capabilities with Room to Increase Share

Global UHNW Investable Assets ($tn)[1]



<1%
~1%
$9
$8
~$26tn
Global
Assets
$9
~7%
Americas
EMEA
Asia
GS market share[2]

Medium-term Expectations

Goal to hire ~250 new Private Wealth Advisors globally



+50%
EMEA
+50%
APAC

- Advisor growth to achieve scale in key geographies: China, Germany, U.K. and Switzerland
- Investing in platform capabilities, e.g. Swiss bank and China onshore RMB

14

Key Takeaways Continue to grow Scale Alternatives and Operating longstanding Wealth Management Efficiency franchises Businesses Focus on fundraising to scale our Maintain leading position and Continue to improve efficiency in third party alternative assets under strengthen our footprint in Europe, line with the firm, including growth supervision and addressing the Japan, and China in strategic locations under-penetrated UHNW space 15 Key Takeaways Continue to grow Scale Alternatives and Operating longstanding Wealth Management Efficiency franchises Businesses Focus on fundraising to scale our Maintain leading position and Continue to improve efficiency in third party alternative assets under strengthen our footprint in Europe, line with the firm, including growth supervision and addressing the Japan, and China in strategic locations under-penetrated UHNW space 15

International Strategy Richard Gnodde Chief Executive Officer | Goldman Sachs International January 29, 2020 International Strategy Richard Gnodde Chief Executive Officer | Goldman Sachs International January 29, 2020

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 1: 1. Excludes the U.S. and Canada from total international figures Slide 2: 1. Excludes the U.S. and Canada from total international figures Slide 3: 1. International revenues by segment and pre-tax margin are non-GAAP presentations and may not be comparable to similar non-GAAP presentations used by other companies. We believe that calculating these measures on this basis is meaningful because it is consistent with the way management views our international businesses. Pre-tax margin excludes U.S. and Canada figures and is calculated including $820mm of total net revenues and $254mm of total pre-tax earnings from Latin America, with Latin America using the pre-tax margin for the Americas Slide 4: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of GS or its products/services Slide 5: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of GS or its products/services Slide 6: 1. Source: Dealogic rankings for 2015 to 2019 2. Source: Coalition institutional client analytics for FY2018. Institutional clients only. Analysis excludes captive and non-core products Slide 10: 1. Source: Dealogic; from 1994 to 2019 2. Includes investments in the firm and clients 3. Source: Based on GIR estimates; industry pool primarily domestic Slide 11: rd 1. Includes 3 party capital committed in recent MBD Funds. Recent MBD Funds include Loan Partners III, Real Estate Credit Partners III, Mezzanine Partners VII, Capital Partners VII, rd China Coop Fund and Infrastructure Partners III as of 3Q19; includes open architecture 3 party capital as of 2Q19 from most recent completed fundraises for core funds currently earning management fees (PEM 2018, Vintage VII, Petershill Private Equity, Private Equity Co-Investment Partners II) 17 End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 1: 1. Excludes the U.S. and Canada from total international figures Slide 2: 1. Excludes the U.S. and Canada from total international figures Slide 3: 1. International revenues by segment and pre-tax margin are non-GAAP presentations and may not be comparable to similar non-GAAP presentations used by other companies. We believe that calculating these measures on this basis is meaningful because it is consistent with the way management views our international businesses. Pre-tax margin excludes U.S. and Canada figures and is calculated including $820mm of total net revenues and $254mm of total pre-tax earnings from Latin America, with Latin America using the pre-tax margin for the Americas Slide 4: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of GS or its products/services Slide 5: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of GS or its products/services Slide 6: 1. Source: Dealogic rankings for 2015 to 2019 2. Source: Coalition institutional client analytics for FY2018. Institutional clients only. Analysis excludes captive and non-core products Slide 10: 1. Source: Dealogic; from 1994 to 2019 2. Includes investments in the firm and clients 3. Source: Based on GIR estimates; industry pool primarily domestic Slide 11: rd 1. Includes 3 party capital committed in recent MBD Funds. Recent MBD Funds include Loan Partners III, Real Estate Credit Partners III, Mezzanine Partners VII, Capital Partners VII, rd China Coop Fund and Infrastructure Partners III as of 3Q19; includes open architecture 3 party capital as of 2Q19 from most recent completed fundraises for core funds currently earning management fees (PEM 2018, Vintage VII, Petershill Private Equity, Private Equity Co-Investment Partners II) 17

End Notes Slide 12: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of GS or its products/services Slide 13: 1. Growth shown net of realizations Slide 14: 1. Represents global personal financial assets >$30mm Source: McKinsey Wealth Pools; Includes cash deposits, investments, life insurance and pensions / retirement assets 2. GS market share reflects client assets from our Wealth Management business as of 2019YE 18 End Notes Slide 12: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of GS or its products/services Slide 13: 1. Growth shown net of realizations Slide 14: 1. Represents global personal financial assets >$30mm Source: McKinsey Wealth Pools; Includes cash deposits, investments, life insurance and pensions / retirement assets 2. GS market share reflects client assets from our Wealth Management business as of 2019YE 18

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances.

0.53.95 110.147.190 32.101.124 106.165.191 63.174.191 32.152.193 0.129.198 A Culture of Innovation 81.112.181 35.199.186 Marco Argenti 122.104.172 Co-Chief Information Officer Stephanie Cohen Chief Strategy Officer January 29, 2020 0 0 0.53.95 110.147.190 32.101.124 106.165.191 63.174.191 32.152.193 0.129.198 A Culture of Innovation 81.112.181 35.199.186 Marco Argenti 122.104.172 Co-Chief Information Officer Stephanie Cohen Chief Strategy Officer January 29, 2020 0 0

The Potential of Platforms API Build leading technology Externalize these services API API Developers are first class citizens API 1 1The Potential of Platforms API Build leading technology Externalize these services API API Developers are first class citizens API 1 1

Innovation is Fundamental to Our Strategy Dynamic Strength in Unique Position in Approach Execution the Innovation Economy 2 2Innovation is Fundamental to Our Strategy Dynamic Strength in Unique Position in Approach Execution the Innovation Economy 2 2

Innovation is Fundamental to Our Strategy Dynamic Approach Strength in Unique Position in Execution the Innovation Economy Building platforms that benefit the firm, our clients and our shareholders 3 3Innovation is Fundamental to Our Strategy Dynamic Approach Strength in Unique Position in Execution the Innovation Economy Building platforms that benefit the firm, our clients and our shareholders 3 3

Unique Position in the Innovation Economy Advise Raise Capital Global Markets Asset Investment Management Banking Invest Consumer & Wealth Management Co-create 4 4Unique Position in the Innovation Economy Advise Raise Capital Global Markets Asset Investment Management Banking Invest Consumer & Wealth Management Co-create 4 4

Unique Position in the Innovation Economy Global Markets Asset Investment Management Banking Consumer & Wealth Management 5 5Unique Position in the Innovation Economy Global Markets Asset Investment Management Banking Consumer & Wealth Management 5 5

Pace of Innovation Requires a Dynamic Approach Build Buy Invest Partner Driving a more durable and higher returning business mix 6 6Pace of Innovation Requires a Dynamic Approach Build Buy Invest Partner Driving a more durable and higher returning business mix 6 6

Pace of Innovation Requires a Dynamic Approach Dynamic Agile Design Build Buy Adjust Test Invest Partner Learn Validate Driving a more durable and higher returning business mix 7 7Pace of Innovation Requires a Dynamic Approach Dynamic Agile Design Build Buy Adjust Test Invest Partner Learn Validate Driving a more durable and higher returning business mix 7 7

Pace of Innovation Requires a Dynamic Approach Direct Financial Merchants at Corporate Corporate Marketing Tools App Point-of-Sale (via Ayco) Relationships Partner Ecosystem Invest/ Checking Cards Loans Savings Banking-as-a-Service Wealth Individual Clients Build Buy Invest Partner 8 8Pace of Innovation Requires a Dynamic Approach Direct Financial Merchants at Corporate Corporate Marketing Tools App Point-of-Sale (via Ayco) Relationships Partner Ecosystem Invest/ Checking Cards Loans Savings Banking-as-a-Service Wealth Individual Clients Build Buy Invest Partner 8 8

Strength in Execution | Global Markets External Liquidity Systematic Clients Bilateral Exchanges Dark Pools ALGORITHMS Relationships Fundamental Hedge Funds SMART ORDER ROUTERS Internal Liquidity DIRECT MARKET ACCESS Broker Dealers Equity & FICC Systematic Market Making Trading Platform 9 9 Strength in Execution | Global Markets External Liquidity Systematic Clients Bilateral Exchanges Dark Pools ALGORITHMS Relationships Fundamental Hedge Funds SMART ORDER ROUTERS Internal Liquidity DIRECT MARKET ACCESS Broker Dealers Equity & FICC Systematic Market Making Trading Platform 9 9

One Goldman Sachs as a Platform Internal External Corporations and Institutions Individuals Governments Risk Analytics Payments Data Custody Clearing Advice GOLDMAN SACHS PLATFORM 10 10One Goldman Sachs as a Platform Internal External Corporations and Institutions Individuals Governments Risk Analytics Payments Data Custody Clearing Advice GOLDMAN SACHS PLATFORM 10 10

Goldman Sachs | From Service Provider… Institutions Individuals Corporations V O I C E Risk Clearing Analytics Advice Payments Custody Data 11 11Goldman Sachs | From Service Provider… Institutions Individuals Corporations V O I C E Risk Clearing Analytics Advice Payments Custody Data 11 11

Goldman Sachs | From Service Provider…to Platform


Corporations
Institutions
Individuals
VOICE and APIs
Clearing
Custody
Risk
Advice
Payments
Data
Analytics

Simplify the complex services we provide to clients into component pieces

12

Developers are Our Clients


Institutions
API
GS MARQUEE
Trading
Execution
Developer
Focus
MARCUS
BY GOLDMAN SACHS
Transaction
Banking
Loans and
Deposits
API
API
Corporations
& Governments
Individuals

13

Driving Value for the Firm, Our Clients and Our Shareholders Build technology platforms as its own first customer FINANCIAL CLOUD Drive scale advantages Internal developers access API and fee-based revenues the same APIs as clients 14 14Driving Value for the Firm, Our Clients and Our Shareholders Build technology platforms as its own first customer FINANCIAL CLOUD Drive scale advantages Internal developers access API and fee-based revenues the same APIs as clients 14 14

Innovation at Goldman Sachs – Key Takeaways We have a We have a We have a client-centric unique position dynamic framework platform strategy and proven track in the innovation record economy Innovation will drive value for our clients, communities and shareholders 15 15Innovation at Goldman Sachs – Key Takeaways We have a We have a We have a client-centric unique position dynamic framework platform strategy and proven track in the innovation record economy Innovation will drive value for our clients, communities and shareholders 15 15

A Culture of Innovation Marco Argenti Co-Chief Information Officer Stephanie Cohen Chief Strategy Officer January 29, 2020A Culture of Innovation Marco Argenti Co-Chief Information Officer Stephanie Cohen Chief Strategy Officer January 29, 2020

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 5: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of Goldman Sachs or its products/services Slide 8: Note: Includes products under development 17 17End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 5: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of Goldman Sachs or its products/services Slide 8: Note: Includes products under development 17 17

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 18 18Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 18 18

Fixed Income Investor Breakout Session Beth Hammack, Rajashree Datta, Carey Halio January 29, 2020Fixed Income Investor Breakout Session Beth Hammack, Rajashree Datta, Carey Halio January 29, 2020

Panelist Overview Beth Hammack Carey Halio Rajashree Datta Global Treasurer CEO of Goldman Sachs Bank USA Global Head of Liquidity Risk and Deputy Treasurer 1Panelist Overview Beth Hammack Carey Halio Rajashree Datta Global Treasurer CEO of Goldman Sachs Bank USA Global Head of Liquidity Risk and Deputy Treasurer 1

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2

Role of Corporate Treasury Corporate Treasury supports the firm’s strategic priorities Corporate Treasury Asset Liability Responsibilities Businesses Businesses Marcus Receive Funding Pay Funding Marcus Resource Allocation Rate Rate Private Wealth Management Private Wealth Asset-Liability Management Management Global Markets Sell Marginal Buy Marginal Global Markets Funding Funding Risk Management Funding Investment Banking Transaction Banking Liquidity Risk Management Asset Management 3Role of Corporate Treasury Corporate Treasury supports the firm’s strategic priorities Corporate Treasury Asset Liability Responsibilities Businesses Businesses Marcus Receive Funding Pay Funding Marcus Resource Allocation Rate Rate Private Wealth Management Private Wealth Asset-Liability Management Management Global Markets Sell Marginal Buy Marginal Global Markets Funding Funding Risk Management Funding Investment Banking Transaction Banking Liquidity Risk Management Asset Management 3

Funding and Liquidity Management Increasing high-quality deposits to improve funding diversification and generate $1.0bn in revenues through lower interest expense Key Tenets of our Strategy Target State Legend Current State 1 Further diversify funding mix via deposits 1 Future State Enhance Asset-Liability Management 2 2 Lowering net interest 3 expense 3 Optimize liquidity pool 3M 6M 9M 1Y 2Y 3Y 5Y 7Y 10Y Tenor 4 Funding CostsFunding and Liquidity Management Increasing high-quality deposits to improve funding diversification and generate $1.0bn in revenues through lower interest expense Key Tenets of our Strategy Target State Legend Current State 1 Further diversify funding mix via deposits 1 Future State Enhance Asset-Liability Management 2 2 Lowering net interest 3 expense 3 Optimize liquidity pool 3M 6M 9M 1Y 2Y 3Y 5Y 7Y 10Y Tenor 4 Funding Costs

Spotlight on Funding Mix Transformation 1 Strategic deposit growth will diversify mix and improve funding costs 2 2015 2019 Medium-term Consumer +$92bn +$100bn Deposits Deposits Deposits 31% 50% 43% Strategic Private Bank Business Channels Wholesale Wholesale Unsecured Wholesale Unsecured Unsecured Institutional 69% 57% 50% Brokered CDs Central Channels Sweep Program 5Spotlight on Funding Mix Transformation 1 Strategic deposit growth will diversify mix and improve funding costs 2 2015 2019 Medium-term Consumer +$92bn +$100bn Deposits Deposits Deposits 31% 50% 43% Strategic Private Bank Business Channels Wholesale Wholesale Unsecured Wholesale Unsecured Unsecured Institutional 69% 57% 50% Brokered CDs Central Channels Sweep Program 5

Liquidity Risk Management

We maintain a conservative liquidity framework relative to peers

- Liquidity pool management based on our Modeled Liquidity Outflow (MLO)
  - — MLO assesses the firm's potential liquidity risks under a combination of very conservative market-wide and firm-specific stressed scenarios
- Methodologies continuously refined to reflect changes in markets and our business mix
- Global Core Liquid Assets (GCLA[2]) are generally a subset of High Quality Liquid Assets (HQLA) as it reflects a more conservative set of assets

Average Liquidity Coverage Ratio[1] Trend



129%
121%
131%
120%
128%
120%
127%
118%
134%
117%
133%
116%
134%
116%
127%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
GS
U.S. Peer Average 3
100% Requirement

6

LIBOR Transition

We are committed to ensuring a seamless transition for our clients, the marketplace and our firm

Leadership Accountability

- Appointed a Chief LIBOR Transition Officer and established a centralized LIBOR transition program in early 2018

Meeting Investor Needs

- Issued over $2bn of floating rate notes which are not reliant on LIBOR

Manageable LIBOR Exposure

- Majority of our LIBOR exposures in derivatives, where we expect a reasonably orderly transition given industrywide ISDA protocols

Outstanding Vanilla Debt and Preferred Shares Referencing USD LIBORs ($bn)[1]


Total Preferred Shares $9.4
Total Debt $39.7

$5.3bn of debt will mature before 2022

7

Fixed Income Investor Breakout Session Beth Hammack, Rajashree Datta, Carey Halio January 29, 2020 8Fixed Income Investor Breakout Session Beth Hammack, Rajashree Datta, Carey Halio January 29, 2020 8

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 5: 1. Relative value of shift to deposits will change as credit spreads and overnight/term interest rates change 2. Medium-term refers to 3 year time horizon Slide 6: 1. 4Q19 liquidity coverage ratio (LCR) is preliminary 2. GCLA includes U.S. Treasuries and agencies and other highly liquid government bonds. HQLA, as defined by the U.S. Liquidity Coverage Ratio, includes additional sovereign bonds, equities, and corporate bonds, subject to criteria set forth in the rule 3. U.S. peers include commercial banking peers JPM, BAC, C and WFC Slide 7: 1. Represents debt and preferred shares outstanding as of December 2019 9End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 5: 1. Relative value of shift to deposits will change as credit spreads and overnight/term interest rates change 2. Medium-term refers to 3 year time horizon Slide 6: 1. 4Q19 liquidity coverage ratio (LCR) is preliminary 2. GCLA includes U.S. Treasuries and agencies and other highly liquid government bonds. HQLA, as defined by the U.S. Liquidity Coverage Ratio, includes additional sovereign bonds, equities, and corporate bonds, subject to criteria set forth in the rule 3. U.S. peers include commercial banking peers JPM, BAC, C and WFC Slide 7: 1. Represents debt and preferred shares outstanding as of December 2019 9

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 10Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 10

The Future of Market Structure Breakout Session Ezra Nahum, Elizabeth Martin, Amy Hong January 29, 2020The Future of Market Structure Breakout Session Ezra Nahum, Elizabeth Martin, Amy Hong January 29, 2020

Panelist Overview Ezra Nahum Elizabeth Martin Amy Hong Head of Global Global Head of Global Head of Markets Engineering Equities Electronic Market Structure and Operations Execution Services Strategy 1Panelist Overview Ezra Nahum Elizabeth Martin Amy Hong Head of Global Global Head of Global Head of Markets Engineering Equities Electronic Market Structure and Operations Execution Services Strategy 1

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Market Structure Evolution: Catalysts and Secular Trends 2 1 Technology Development Increased Regulation Continuum of Market Structure Evolution 3 Changing Landscape 3Market Structure Evolution: Catalysts and Secular Trends 2 1 Technology Development Increased Regulation Continuum of Market Structure Evolution 3 Changing Landscape 3

Market Structure Evolution: Catalysts and Secular Trends 2 1 Technology Development Increased Regulation Continuum of Market Structure Evolution 3 Changing Landscape 4Market Structure Evolution: Catalysts and Secular Trends 2 1 Technology Development Increased Regulation Continuum of Market Structure Evolution 3 Changing Landscape 4

Market Structure Evolution: Catalysts and Secular Trends 1 Increased Regulations Reg Brexit NMS Dodd Frank MAR Market MM MiFID II Participants Reform U.S. Margin Stay Rules Rule Volcker Rule Global / Non-U.S. ESMA 2.0 U.S. Regulations Regulations 5Market Structure Evolution: Catalysts and Secular Trends 1 Increased Regulations Reg Brexit NMS Dodd Frank MAR Market MM MiFID II Participants Reform U.S. Margin Stay Rules Rule Volcker Rule Global / Non-U.S. ESMA 2.0 U.S. Regulations Regulations 5

Market Structure Evolution: Catalysts and Secular Trends Increasingly complex and dynamic …driving the need for global scale in technology and regulatory environment… efficiencies in execution and downstream services Example of a Vanilla Interest Rate Swap Trade Pre-Trade and Execution Post-Trade and Position Management Risk Management HK- Trading HK- Goldman Goldman Sachs Sachs based Venue based CCP CCP International Bank USA Client (SEF) Client Trading Goldman Sachs Venue International (SEF) 6Market Structure Evolution: Catalysts and Secular Trends Increasingly complex and dynamic …driving the need for global scale in technology and regulatory environment… efficiencies in execution and downstream services Example of a Vanilla Interest Rate Swap Trade Pre-Trade and Execution Post-Trade and Position Management Risk Management HK- Trading HK- Goldman Goldman Sachs Sachs based Venue based CCP CCP International Bank USA Client (SEF) Client Trading Goldman Sachs Venue International (SEF) 6

Market Structure Evolution: Catalysts and Secular Trends 2 1 Technology Development Increased Regulation Continuum of Market Structure Evolution 3 Changing Landscape 7Market Structure Evolution: Catalysts and Secular Trends 2 1 Technology Development Increased Regulation Continuum of Market Structure Evolution 3 Changing Landscape 7

Market Structure Evolution: Catalysts and Secular Trends 2 Technology Development 1 2 Data is Growing Execution Speed is Increasing Data in zettabytes (ZB) 175 ~1,000 Micros ~3,000x CAGR: Faster 40% 10 0.35 0.8 Micros Micros 2009 2013 2016 2019E 2022E 2025E 2009 2015 2019 8Market Structure Evolution: Catalysts and Secular Trends 2 Technology Development 1 2 Data is Growing Execution Speed is Increasing Data in zettabytes (ZB) 175 ~1,000 Micros ~3,000x CAGR: Faster 40% 10 0.35 0.8 Micros Micros 2009 2013 2016 2019E 2022E 2025E 2009 2015 2019 8

Market Structure Evolution: Catalysts and Secular Trends 2 1 Technology Development Increased Regulation Continuum of Market Structure Evolution 3 Changing Landscape 9Market Structure Evolution: Catalysts and Secular Trends 2 1 Technology Development Increased Regulation Continuum of Market Structure Evolution 3 Changing Landscape 9

Market Structure Evolution: Catalysts and Secular Trends 3 Changing Market Participant Landscape 1 Significant Growth in Passive AUM 50% 10,000 $10.7tn 40% 8,000 in passive funds 30% 6,000 globally 20% 4,000 $19.1tn in +17% CAGR 10% 2,000 active 2013-2019 funds 0 0% globally 2007 2009 2012 2014 2017 2019 Passive Equity AUM ($bn) Passive Fixed Income AUM ($bn) Passive % of Global Equity AUM (RHS) Passive % of Global Fixed Income (RHS) 10Market Structure Evolution: Catalysts and Secular Trends 3 Changing Market Participant Landscape 1 Significant Growth in Passive AUM 50% 10,000 $10.7tn 40% 8,000 in passive funds 30% 6,000 globally 20% 4,000 $19.1tn in +17% CAGR 10% 2,000 active 2013-2019 funds 0 0% globally 2007 2009 2012 2014 2017 2019 Passive Equity AUM ($bn) Passive Fixed Income AUM ($bn) Passive % of Global Equity AUM (RHS) Passive % of Global Fixed Income (RHS) 10

Evolving Our Business for the Future Secular Forces Impact Lower Market Liquidity Regulatory Changes Higher Capital Consumption Active to Passive Shift Technological Innovation Changing Competitive Dynamics 11Evolving Our Business for the Future Secular Forces Impact Lower Market Liquidity Regulatory Changes Higher Capital Consumption Active to Passive Shift Technological Innovation Changing Competitive Dynamics 11

Client-centric Global Equities Execution Platform Growth in Systematic 1 Systematic Wallet ($bn) $3.6 Flexible swap or Quantitative Global footprint Multi-service cash format execution Client value 2x drivers High performance Integrated unique Integrated securities $1.8 post trade Customizable liquidity lending capacity capabilities Foundations Flexibility Speed Resiliency Scale 2012 2018 Leveling the playing field with a best in class technology foundation centered on delivering value to clients 12Client-centric Global Equities Execution Platform Growth in Systematic 1 Systematic Wallet ($bn) $3.6 Flexible swap or Quantitative Global footprint Multi-service cash format execution Client value 2x drivers High performance Integrated unique Integrated securities $1.8 post trade Customizable liquidity lending capacity capabilities Foundations Flexibility Speed Resiliency Scale 2012 2018 Leveling the playing field with a best in class technology foundation centered on delivering value to clients 12

Pioneering a New Market Structure in Credit

Goldman Sachs Ecosystem



Pricing Capabilities
Execution and Risk Management
Services
Clients
Bond Pricing Engine
Trading Talent
Algo
Marquee
Single Bond Execution
Portfolio Trades
Bond ETFs
Order/Execution Management Systems
Multilateral Venues
Bilateral APIs
Pre-trade transparency
Ease of execution
Workflow benefits
>6 million price updates daily across 32,000 CUSIPs
GS liquidity in over 15,000 CUSIPs
Pricing over 10,000 inquiries daily

13

Evolving Our Business for the Future Impact Opportunities Secular Forces Lower Market Liquidity Expand Risk Intermediation Advantage Regulatory Changes Higher Capital Consumption Increase Client Financing Activities Active to Passive Shift Technological Innovation Enhance Client Experience Changing Competitive Dynamics Growing Share and Returns 14Evolving Our Business for the Future Impact Opportunities Secular Forces Lower Market Liquidity Expand Risk Intermediation Advantage Regulatory Changes Higher Capital Consumption Increase Client Financing Activities Active to Passive Shift Technological Innovation Enhance Client Experience Changing Competitive Dynamics Growing Share and Returns 14

The Future of Market Structure Breakout Session Ezra Nahum, Elizabeth Martin, Amy Hong January 29, 2020The Future of Market Structure Breakout Session Ezra Nahum, Elizabeth Martin, Amy Hong January 29, 2020

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 8: 1. Source: IDC, “The Digital Universe in 2020” and “Data Age 2025” 2. Reflects internal execution speed for a vanilla US Cash Equity Slide 10: 1. Source: Morningstar; Based on worldwide retail funds across Open-Ended and ETF investment types as of November 2019 Slide 12: 1. Source: Coalition institutional client analytics. Wallet includes cash execution and cash and synthetic financing wallet for leading systematic clients 16End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 8: 1. Source: IDC, “The Digital Universe in 2020” and “Data Age 2025” 2. Reflects internal execution speed for a vanilla US Cash Equity Slide 10: 1. Source: Morningstar; Based on worldwide retail funds across Open-Ended and ETF investment types as of November 2019 Slide 12: 1. Source: Coalition institutional client analytics. Wallet includes cash execution and cash and synthetic financing wallet for leading systematic clients 16

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 17Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 17

Risk Management Breakout Session Brian Lee, Sheara Fredman, Karen Seymour, Sarah Smith January 29, 2020Risk Management Breakout Session Brian Lee, Sheara Fredman, Karen Seymour, Sarah Smith January 29, 2020

Panelist Overview Brian Lee Karen Seymour Sarah Smith Sheara Fredman Chief Risk Officer General Counsel Chair of Global Compliance Chief Accounting Officer 1 1Panelist Overview Brian Lee Karen Seymour Sarah Smith Sheara Fredman Chief Risk Officer General Counsel Chair of Global Compliance Chief Accounting Officer 1 1

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Risk Management at Goldman Sachs Process and Culture of Risk Structural Management Oversight Continuous Improvement 3 3Risk Management at Goldman Sachs Process and Culture of Risk Structural Management Oversight Continuous Improvement 3 3

Risk Management at Goldman Sachs Culture of Risk Management Process and Culture of Risk Structural Management Oversight Disciplined risk-reward approach Deep bench of risk managers Consensus-driven Continuous decision making Improvement 4 4Risk Management at Goldman Sachs Culture of Risk Management Process and Culture of Risk Structural Management Oversight Disciplined risk-reward approach Deep bench of risk managers Consensus-driven Continuous decision making Improvement 4 4

Risk Management at Goldman Sachs Process and Structural Oversight Process and Culture of Risk Structural Management Oversight Independent controls and governance Comprehensive stress testing Mark-to-market Continuous discipline Improvement 5 5Risk Management at Goldman Sachs Process and Structural Oversight Process and Culture of Risk Structural Management Oversight Independent controls and governance Comprehensive stress testing Mark-to-market Continuous discipline Improvement 5 5

Risk Management at Goldman Sachs Continuous Improvement Process and Culture of Risk Structural Risk Appetite and Cycle Management 1 Oversight Preparedness Capital Adequacy and 2 Prudential Regulation 3 Cybersecurity Risk Continuous Reputational Risk 4 and Compliance Improvement 6 6Risk Management at Goldman Sachs Continuous Improvement Process and Culture of Risk Structural Risk Appetite and Cycle Management 1 Oversight Preparedness Capital Adequacy and 2 Prudential Regulation 3 Cybersecurity Risk Continuous Reputational Risk 4 and Compliance Improvement 6 6

1 Risk Appetite and Cycle Preparedness Managing Across the Risk Continuum – Severity and Asset Correlation + Low Severely Severity Adverse + – Frequency 7 71 Risk Appetite and Cycle Preparedness Managing Across the Risk Continuum – Severity and Asset Correlation + Low Severely Severity Adverse + – Frequency 7 7

1 Risk Appetite and Cycle Preparedness – + Severity and Asset Correlation Adverse Severe BAU Global Financial Consumer Brexit Crisis Credit Low Severely Credit Spread Severity Adverse Trade War CCAR Widening Equity Price Oil Shock Liquidity Risk Volatility + – Frequency 8 81 Risk Appetite and Cycle Preparedness – + Severity and Asset Correlation Adverse Severe BAU Global Financial Consumer Brexit Crisis Credit Low Severely Credit Spread Severity Adverse Trade War CCAR Widening Equity Price Oil Shock Liquidity Risk Volatility + – Frequency 8 8

2 Prudently Managing Capital Adapting to New Regulations and Conservatively Positioned for Growth 1 Resilient Capital Ratios (Standardized CET1) Continuous Adaptation to Capital Requirements In-Line with Dynamic $4.4bn Target Capital Past Future Capital Impact from Levels Management Tax Reform SCB G-SIB 13.3% 13.3% 13.0- 13.0% 13.5% 11.9% Basel III FRTB SA-CCR SLR 3Q17 YE17 YE18 YE19 Target 9 92 Prudently Managing Capital Adapting to New Regulations and Conservatively Positioned for Growth 1 Resilient Capital Ratios (Standardized CET1) Continuous Adaptation to Capital Requirements In-Line with Dynamic $4.4bn Target Capital Past Future Capital Impact from Levels Management Tax Reform SCB G-SIB 13.3% 13.3% 13.0- 13.0% 13.5% 11.9% Basel III FRTB SA-CCR SLR 3Q17 YE17 YE18 YE19 Target 9 9

3 Mitigating Cyber Risks Key Priority: Protect the Firm and Our Clients 1 2 3 Identify Protect Detect Security controls, penetration Cyber threats, leveraging tools Emerging threats and tests and “bug bounty” program and shared information critical data 4 5 Respond Recover To events quickly Rapidly restore applications and effectively and critical data Continue to invest to maintain operational resilience 10 103 Mitigating Cyber Risks Key Priority: Protect the Firm and Our Clients 1 2 3 Identify Protect Detect Security controls, penetration Cyber threats, leveraging tools Emerging threats and tests and “bug bounty” program and shared information critical data 4 5 Respond Recover To events quickly Rapidly restore applications and effectively and critical data Continue to invest to maintain operational resilience 10 10

4 Reputational Risk and Compliance Continuously Improving from a Solid Foundation Key Focus Areas • Comprehensive Reputational Risk Framework & training • Establishment of regional vetting groups for transactions Reputational Risk • Enhanced regional supervision framework • Establishment of Insider Threat and Conduct Committee • Increased supervision and supervisory metrics Insider Threat • Heightened profile of whistleblower program • Sophisticated search tools • Innovative technology Surveillance • Targeted electronic surveillance • Tone from the top Conduct • Consequences of misconduct • Chairman’s Forum 11 114 Reputational Risk and Compliance Continuously Improving from a Solid Foundation Key Focus Areas • Comprehensive Reputational Risk Framework & training • Establishment of regional vetting groups for transactions Reputational Risk • Enhanced regional supervision framework • Establishment of Insider Threat and Conduct Committee • Increased supervision and supervisory metrics Insider Threat • Heightened profile of whistleblower program • Sophisticated search tools • Innovative technology Surveillance • Targeted electronic surveillance • Tone from the top Conduct • Consequences of misconduct • Chairman’s Forum 11 11

Risk Management Breakout Session Brian Lee, Sheara Fredman, Karen Seymour, Sarah Smith January 29, 2020Risk Management Breakout Session Brian Lee, Sheara Fredman, Karen Seymour, Sarah Smith January 29, 2020

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 9: 1. As of September 30, 2017 and December 31, 2017, the firm’s capital ratios on a fully phased-in basis were non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies. Management believes that the firm’s capital ratios on a fully phased-in basis are meaningful because they are the measures that the firm and investors use to assess capital adequacy. The table below presents reconciliations, for the Standardized approach, of common equity tier 1 and risk-weighted assets on a transitional basis to a fully phased-in basis as of September 30, 2017 and December 31, 2017 (unaudited, $ in billions) Standardized CET1 Ratio As of September 30, 2017 As of December 31, 2017 Common equity tier 1, transitional basis $ 71.9 $ 67.1 Transitional adjustments (0.2) (0.1) $ 71.7 $ 67.0 Common equity tier 1, fully phased-in basis Risk-weighted assets, transitional basis $ 540 $ 556 Transitional adjustments 13 8 $ 553 $ 564 Risk-weighted assets, fully phased-in basis Common equity tier 1 ratio, transitional basis 13.3% 12.1% 13.0% 11.9% Common equity tier 1 ratio, fully phased-in basis 13 13End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 9: 1. As of September 30, 2017 and December 31, 2017, the firm’s capital ratios on a fully phased-in basis were non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies. Management believes that the firm’s capital ratios on a fully phased-in basis are meaningful because they are the measures that the firm and investors use to assess capital adequacy. The table below presents reconciliations, for the Standardized approach, of common equity tier 1 and risk-weighted assets on a transitional basis to a fully phased-in basis as of September 30, 2017 and December 31, 2017 (unaudited, $ in billions) Standardized CET1 Ratio As of September 30, 2017 As of December 31, 2017 Common equity tier 1, transitional basis $ 71.9 $ 67.1 Transitional adjustments (0.2) (0.1) $ 71.7 $ 67.0 Common equity tier 1, fully phased-in basis Risk-weighted assets, transitional basis $ 540 $ 556 Transitional adjustments 13 8 $ 553 $ 564 Risk-weighted assets, fully phased-in basis Common equity tier 1 ratio, transitional basis 13.3% 12.1% 13.0% 11.9% Common equity tier 1 ratio, fully phased-in basis 13 13

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 14 14Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 14 14

Sustainability Breakout Session Asahi Pompey, Margaret Anadu, John Goldstein January 29, 2020Sustainability Breakout Session Asahi Pompey, Margaret Anadu, John Goldstein January 29, 2020

Panelist Overview Asahi Pompey Margaret Anadu John Goldstein Global Head of Corporate Head of Urban Head of Sustainable Engagement and President of Investment Group Finance Group Goldman Sachs Foundation 1 1 1 Panelist Overview Asahi Pompey Margaret Anadu John Goldstein Global Head of Corporate Head of Urban Head of Sustainable Engagement and President of Investment Group Finance Group Goldman Sachs Foundation 1 1 1

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OUR PURPOSE

We advance sustainable economic growth and financial opportunity

DRIVING OUR PURPOSE THROUGH FIVE KEY SUSTAINABILITY THEMES

Drive Sustainable Growth	Increase Financial Empowerment	Advance Environmental Progress	Invest in Our People	Manage Responsibly

3

A Commercial Approach To Sustainable Finance

$750bn

Sustainable Finance by 2030

INCLUSIVE GROWTH

- Waste and Materials
- Clean Energy
- Food and Agriculture
- Sustainable Transport
- Ecosystem Services
- Financial Inclusion
- Accessible and Affordable Education
- Communities
- Accessible and Innovative Healthcare

CLIMATE TRANSITION

4

Sustainable Finance Group: Mobilizing Expertise Across the Firm Growing commercial opportunity to address full spectrum of our clients’ ESG needs Investor § Drive Stakeholder Value Through Investments § ESG Treasury / Cash Management Operator § Community Engagement § Diversity Initiatives Business Issuer § ESG Products and Services § Profusion of Ratings and Reporting § Strategic M&A § Green Bonds and ESG-linked Capital Employer § Attract, Retain, and Engage Talent § Provide Additional Resources 5 5Sustainable Finance Group: Mobilizing Expertise Across the Firm Growing commercial opportunity to address full spectrum of our clients’ ESG needs Investor § Drive Stakeholder Value Through Investments § ESG Treasury / Cash Management Operator § Community Engagement § Diversity Initiatives Business Issuer § ESG Products and Services § Profusion of Ratings and Reporting § Strategic M&A § Green Bonds and ESG-linked Capital Employer § Attract, Retain, and Engage Talent § Provide Additional Resources 5 5

Urban Investment Group

UIG's unique commitment to building deep relationships within our communities creates differentiated commercial opportunities that are accretive to firmwide returns

A Flexible Investing Approach Leads to…

- **Equity**
- **Debt**
- **Tax Credit Equity**

…A Wide Range of Impacts

Sustainable Transport

Financial Inclusion

Accessible and Affordable Education

Communities

NYC Bikeshare
Largest investor in launch of privately financed bike program

Climb Credit
Largest capital provider to student lender

Port Covington
Lead Investor transforming 177 acres in Baltimore

6

Urban Investment Group 2 3 1 Innovative Solutions for a Experienced Team and a Well Positioned to be a Range of Clients Proven Strategy First Mover $2.8bn development financed in $8.5bn Invested to date opportunity zones 2017: financed public housing energy retrofits through largest ever 19 years Of investing in underserved areas energy performance contract 2016: financed world’s largest 300+ Investments made to date indoor aeroponic farm 2012: lead investor in the first social impact bonds in the US 7 7Urban Investment Group 2 3 1 Innovative Solutions for a Experienced Team and a Well Positioned to be a Range of Clients Proven Strategy First Mover $2.8bn development financed in $8.5bn Invested to date opportunity zones 2017: financed public housing energy retrofits through largest ever 19 years Of investing in underserved areas energy performance contract 2016: financed world’s largest 300+ Investments made to date indoor aeroponic farm 2012: lead investor in the first social impact bonds in the US 7 7

Corporate Engagement: Unlocking Economic Empowerment

Focused efforts on two signature entrepreneurship programs, partner giving and employee volunteerism

Community Engagement	**452k** Volunteer days through Community TeamWorks (CTW)	**$350M** Need-based scholarships through GS Gives
10,000 Women	**100+** Countries	**$1.4bn** Capital catalyzed with partners
10,000 Small Businesses	**175k+** U.S. Total employees	**$12bn** U.S. Total revenues

8

Sustainability Breakout Session Asahi Pompey, Margaret Anadu, John Goldstein January 29, 2020 9 9 9Sustainability Breakout Session Asahi Pompey, Margaret Anadu, John Goldstein January 29, 2020 9 9 9

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 4: Note: The target includes financing, investing and advisory activity across our businesses Slides 6 & 7: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of Goldman Sachs or its products/services 10 10 10End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 4: Note: The target includes financing, investing and advisory activity across our businesses Slides 6 & 7: Note: Third-party brands used in this presentation are the property of their respective owners and are not intended to imply an affiliation with or endorsement of Goldman Sachs or its products/services 10 10 10

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 11 11Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved, and statements about future operating expense (including future litigation expense), amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities. Statements about the timing and benefits of business and expense savings initiatives, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and may change, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For a discussion of some of the risks and important factors that could affect the firm’s future business, results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. You should also read the cautionary notes on forward-looking statements in our Form 10-Q for the period ended September 30, 2019 and Earnings Results Presentation for the Full Year and Fourth Quarter 2019. For more information regarding non-GAAP financial measures such as ROTE, refer to the footnotes in the Earnings Release and Earnings Presentation for the Full Year and Fourth Quarter 2019 and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of our website: www.goldmansachs.com. The statements in the presentation are current only as of January 29, 2020 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 11 11